UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-04526

Name of Registrant: Vanguard Quantitative Funds
Address of Registrant:
P.O. Box 2600
Valley Forge, PA 19482

Name and address of agent for service:
Heidi Stam, Esquire
P.O. Box 876
Valley Forge, PA 19482

Registrant’s telephone number, including area code: (610) 669-1000

Date of fiscal year end: September 30

Date of reporting period: October 1, 2013 – March 31, 2014

Item 1: Reports to Shareholders

Semiannual Report | March 31, 2014

Vanguard Growth and Income Fund

Vanguard’s Principles for Investing Success

We want to give you the best chance of investment success. These principles, grounded in Vanguard’s research and experience, can put you on the right path.

Goals. Create clear, appropriate investment goals.

Balance. Develop a suitable asset allocation using broadly diversified funds. Cost. Minimize cost.

Discipline. Maintain perspective and long-term discipline.

A single theme unites these principles: Focus on the things you can control.

We believe there is no wiser course for any investor.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Advisors’ Report.	8
Fund Profile.	13
Performance Summary.	15
Financial Statements.	16
About Your Fund’s Expenses.	32
Glossary.	34

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice.
Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
See the Glossary for definitions of investment terms used in this report.
About the cover: The ship’s wheel represents leadership and guidance, essential qualities in navigating difficult seas.
This one is a replica based on an 18th-century British vessel. The HMSVanguard, another ship of that era, served as the flagship for British Admiral Horatio Nelson when he defeated a French fleet at the Battle of the Nile.

Your Fund’s Total Returns

Six Months Ended March 31, 2014
				Total
				Returns
Vanguard Growth and Income Fund
Investor Shares				12.58%
Admiral™ Shares				12.64
S&P 500 Index				12.51
Large-Cap Core Funds Average				11.80
Large-Cap Core Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
Admiral Shares carry lower expenses and are available to investors who meet certain account-balance requirements.

Your Fund’s Performance at a Glance
September 30, 2013, Through March 31, 2014
			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard Growth and Income Fund
Investor Shares	$36.02	$40.21	$0.323	$0.000
Admiral Shares	58.82	65.66	0.561	0.000

1

Chairman’s Letter

Dear Shareholder,

Stocks finished the six months ended March 31, 2014, substantially higher, although markets became choppier in the final three months. Initially, stocks were buoyed by solid corporate earnings, positive economic data, and continuing monetary support from the Federal Reserve. The outlook clouded, however, as investors considered weather-affected economic data and bouts of political and economic instability in some emerging markets.

Vanguard Growth and Income Fund’s performance outpaced the average return of its peers and was in line with its benchmark for the half year. Investor Shares returned 12.58% and Admiral Shares 12.64%, compared with a return of 12.51% for the Standard & Poor’s 500 Index.

The fund’s gains were broadbased, with returns in the double digits for seven out of ten market sectors. Turning in the strongest performances were materials, information technology, and health care. But the advisors’ quantitative model found only limited opportunities to edge ahead of the benchmark.

Despite recent volatility, U.S. stocks were productive
The broad U.S. stock market recorded a gain of about 12% for the six months ended March 31, although its path became increasingly rocky over the period’s second half. Corporate earnings, for the most part, continued to rise as the U.S. economy showed modest growth.

2

The Federal Reserve’s stimulative bondbuying program has helped support the market for several years. But since January, the Fed has been making monthly cuts in its purchases, creating some apprehension among investors. Slow economic growth in China and the conflict in Ukraine have also caused market turbulence.

International stocks returned about 5%. The developed markets of Europe, where the economy has improved, posted strong results; the developed markets of the Pacific region and emerging markets were weaker.

Bonds reclaimed ground after a difficult stretch

Over the six months, the broad U.S. taxable bond market returned 1.70%, a welcome result in view of the market’s struggles for much of calendaryear 2013. The yield of the 10year Treasury note finished the half year at 2.72%, up from 2.63% at September’s end but down from nearly 3% on December 31. (Bond prices and yields move in opposite directions.)

Many bond investors have been focusing on the possibility of interest rates moving higher and the negative effect that would have on bond prices. However, there’s a

Market Barometer

			Total Returns
		Periods Ended March 31, 2014
	Six	One	Five Years
	Months	Year	(Annualized)
Stocks
Russell 1000 Index (Large-caps)	12.48%	22.41%	21.73%
Russell 2000 Index (Small-caps)	9.94	24.90	24.31
Russell 3000 Index (Broad U.S. market)	12.28	22.61	21.93
FTSE All-World ex US Index (International)	5.25	12.50	15.93

Bonds
Barclays U.S. Aggregate Bond Index (Broad taxable market)	1.70%	-0.10%	4.80%
Barclays Municipal Bond Index (Broad tax-exempt market)	3.65	0.39	5.71
Citigroup Three-Month U.S. Treasury Bill Index	0.00	0.05	0.08

CPI
Consumer Price Index	0.92%	1.51%	2.13%

3

flip side to rising rates. As noted recently by the new head of our Fixed Income Group, Greg Davis, longterm investors can benefit over time because they’re “going to be reinvesting those coupon payments and principal payments at higher rates.”

Municipal bonds returned 3.65% for the six months, another major improvement over calendaryear 2013, as investors waded back into the muni market. Many had fled last year when challenges surfaced for some issuers. Money market and savings account returns remained meager because of the Fed’s target of 0%–0.25% for shortterm interest rates.

International bond markets (as measured by the Barclays Global Aggregate Index ex USD) returned 2.05%.

A different path to a similar return

Vanguard Growth and Income Fund has three advisors. Each uses its own computerdriven quantitative analysis to identify attractively valued, quality stocks among large and midsized U.S. companies. They all share the same aim, however. They seek to hold a portfolio that will outpace the S&P 500 Index over the long term without taking on significant additional risk through market capitalization tilts or sector allocation strategies.

Expense Ratios
Your Fund Compared With Its Peer Group
	Investor	Admiral	Peer Group
	Shares	Shares	Average
Growth and Income Fund	0.36%	0.26%	1.15%

The fund expense ratios shown are from the prospectus dated January 27, 2014, and represent estimated costs for the current fiscal year. For the six months ended March 31, 2014, the fund’s annualized expense ratios were 0.37% for Investor Shares and 0.26% for Admiral Shares. The peer-group expense ratio is derived from data provided by Lipper, a Thomson Reuters Company, and captures information through year-end 2013.

Peer group: Large-Cap Core Funds.

4

Over the sixmonth period, the fund’s outperformance was slight. All ten largecap market sectors posted gains of more than 5% for the index, and the fund managed to eke out better returns in seven of them. In information technology, the fund made up for its slightly smaller allocation through good stock selection.

The appeal of low-cost investing is growing

Minimizing investment costs is a critical part of every investor’s toolkit. Why? Because every dollar paid for fund management expenses is simply a dollar less that can work on your behalf.

Put another way, the lower your mutual fund’s costs, the greater your share of the fund’s return.
Not surprisingly, research indicates that lowercost investments have tended to outperform their highercost counterparts.

Investors are catching on to the value of lowercost mutual funds. Funds with lower expense ratios dominated in attracting investment dollars over the decade ended December 31, 2012, according to a Vanguard research paper titled Costs Matter: Are Fund Investors Voting With
Their Feet? (You can read the paper at vanguard.com/matter.) And, as the chart below shows,
Vanguard’s leadership in keeping down costs for investors seems to have encouraged the industry to reduce its average costs—at least over the past decade.

Even so, Vanguard’s average expenses continue to be less than onefifth the industry average:
0.19% versus 1.08% (as of December 31, 2013). That cost difference remains a powerful tool in the hands of Vanguard clients.

Vanguard fund costs remain far below industry average

Industry average expense ratio
Vanguard average expense ratio

Sources: Vanguard and Lipper, a Thomson Reuters Company.

5

Its computer hardware and semiconductor holdings did particularly well, offsetting a few missed opportunities among software and internetrelated stocks.

The energy sector returned a little more for the fund than for the index, thanks in part to the contribution of oil and gas drilling stocks. In industrials, positions among defense contractors and airlines, two segments whose returns were very strong, also added to relative performance.

Health care posted the largest sector gain for the index, about 16.5% during the sixmonth period, and just a little less than that for the fund. Pharmaceutical stocks continued to find favor with investors based on promising product pipelines and the expectation of greater demand from the rising number of individuals with health insurance. The fund roughly matched the index’s return in this large segment, but its holdings in the much smaller biotechnology area disappointed. Relative return was also subpar in financials, largely because of the fund’s positions among large banks and insurance companies.

More information about the advisors’ management of the fund can be found in the Advisors’ Report that follows this letter.

Divining the future is tricky, but preparing for it is prudent
Predictions are often made but rarely come true. In an interview with our newsletter In The Vanguard, University of Pennsylvania professor Philip Tetlock noted, “As a whole, experts [are] slightly more accurate than the proverbial dartthrowing chimpanzee.”

Dr. Tetlock’s extensive research on the accuracy of predictions found that it’s best to think in terms of probabilities and to avoid bold, specific declarations about what the future holds. At Vanguard, we agree that forecasting the economy and capital markets should be leavened with modesty. Joe Davis, our chief economist, is fond of saying that we “treat the future with the humility it deserves.”

That’s why our economists don’t make the pinpoint projections that you’ll see elsewhere. Instead, using sophisticated statistical models, we provide a range and probability of potential outcomes—for example, the return of U.S. stocks. And we explain our rationale for such outcomes, allowing you to make betterinformed decisions about risk and return.

In January, as they do each year, our economists issued Vanguard’s Economic and Investment Outlook. They also update their perspectives periodically and address significant developments, such as changes in Federal Reserve policy. (You can read our most recent outlook at vanguard.com/ research.)

Our forecasts acknowledge that no one can envision every scenario. And that underlines one of Vanguard’s core investment principles: Develop a suitable

6

asset allocation using broadly diversified funds. Having a balanced portfolio can help you get through unforeseen events and achieve your goals—even without a crystal ball.

As always, thank you for entrusting your assets to Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
April 14, 2014

7

Advisors’ Report

Vanguard Growth and Income Fund’s Investor Shares returned 12.58% for the six months ended March 31, 2014. The Admiral Shares returned 12.64%. The Standard & Poor’s 500 Index returned 12.51%, and the average return of largecapitalization core funds was 11.80%.

Your fund is managed by three independent advisors, a strategy that enhances the fund’s diversification by providing exposure to distinct yet complementary investment approaches. It is not uncommon for different advisors to have different views about individual securities or the broader investment environment.

The advisors, the percentage of fund assets each manages, and brief descriptions of their investment strategies are presented in the table below. The advisors have also prepared a discussion of the investment environment that existed during the fiscal half year and of how the portfolio’s positioning reflects this assessment. (Please note that Los Angeles Capital’s discussion refers to industry sectors as defined by Russell classifications, rather than by the Global Industry Classification Standard used elsewhere in this report.) These comments were prepared on April 16, 2014.

Vanguard Growth and Income Fund Investment Advisors

	Fund Assets Managed
Investment Advisor	%	$ Million	Investment Strategy
Vanguard Equity Investment	33	1,836	Employs a quantitative fundamental management
Group			approach, using models that assess valuation, growth
			prospects, management decisions, market sentiment,
			and earnings and balance-sheet quality of companies
			as compared with their peers.
D. E. Shaw Investment	33	1,811	Employs quantitative models that seek to capture
Management, L.L.C.			predominantly “bottom up” stock-specific return
			opportunities while aiming to keep the portfolio’s
			sector weights, size, and style characteristics similar to
			the benchmark.
Los Angeles Capital	32	1,808	Employs a quantitative model that emphasizes stocks
			with characteristics investors are currently seeking and
			underweights stocks with characteristics investors are
			currently avoiding. The portfolio’s sector weights, size,
			and style characteristics may differ modestly from the
			benchmark in a risk-controlled manner.
Cash Investments	2	122	These short-term reserves are invested by Vanguard in
			equity index products to simulate investments in
			stocks. Each advisor also may maintain a modest cash
			position.

8

Vanguard Equity Investment Group

Portfolio Managers:

James D. Troyer, CFA, Principal James P. Stetler, Principal Michael R. Roach, CFA

For the fiscal half year ended March 31, equities continued to produce aboveaverage returns. The broad U.S. equity market was up about 12%. Largecap stocks gained more than smallcaps. U.S. equities outpaced those of other developed countries, and emerging markets continued to underperform. Performance in the fund’s benchmark index was broadbased, with all ten sectors generating positive returns. Health care, information technology, and materials companies did best. Consumer staples, consumer discretionary, and telecommunications services brought up the rear.

The Federal Reserve announced reductions to its stimulative bondbuying. Chairwoman Janet Yellen’s testimony to Congress suggested that this tapering was likely to continue despite winterrelated weakness in economic data. There were no major fiscal surprises during the period, and without new policy stimulus (and even with reductions), the economy seems to be improving. The Institute for Supply Management (ISM) Manufacturing Index has consistently been above 50—a reading that points to expansion. GDP has been in the range of 2% to 4%, in line with historical averages.

Globally, market participants have kept a nervous eye on the tensions in Ukraine. China has seen its growth rate decelerate as it goes through economic rebalancing to increase consumption and reduce investment; Latin America, in turn, has struggled because of China’s weaker demand. The uncertainty triggered by these developments has increased volatility in equity markets.

Although it’s important to understand how these macroeconomic factors affect overall portfolio performance, our approach to investing focuses on specific stock fundamentals. Our process compares stocks within industry groups to identify those with characteristics that we believe will enable them to outperform over the long run. We use a strict quantitative process that concentrates on valuation and other factors focused on fundamental growth. We then construct our portfolio aiming to maximize expected return and minimize exposure to risks relative to our benchmark, such as marketcap risk, that our research indicates do not improve returns.

Over the period, the model was effective in producing positive stock selection results for our portfolio in eight of the ten sectors The strongest results were in industrials, energy, and consumer discretionary; we underperformed in telecommunications and financials.

9

Among individual stocks, the largest contributors came from overweight positions in HewlettPackard, Valero Energy, and Wynn Resorts. Compared with the benchmark, we benefited from underweighting or avoiding poorly performing stocks such as TwentyFirst Century Fox and Starbucks.

Unfortunately, we were not able to avoid all poor performers. Overweight positions in Best Buy, Celgene, and GameStop detracted from results. And underweighting companies that our model’s fundamentals did not positively identify, including Actavis and Allergan, hurt our relative performance.

The stockspecific risk we have taken in the portfolio has paid off so far this year, but risk can reward or punish us in the near term. We look forward to the rest of the fiscal year; we believe that the fund offers a strong mix of stocks with attractive valuation and growth characteristics compared with its benchmark.

D. E. Shaw Investment Management, L.L.C.

Portfolio Manager:

Anne Dinning, Ph.D., Managing Director and Chief Investment Officer U.S. equity markets rallied in the fourth quarter of 2013. Inflation remained low, and data releases showed improvements in employment, GDP growth, housing prices, and consumer balance sheets.

The markets seemed bolstered by the resolution, albeit temporary, of political discord over the federal budget and debt ceiling. The Federal Reserve’s decision to hold back on tapering its quantitative easing program also helped.

By contrast, the first quarter of 2014 appeared more challenging. Concerns about weaker macroeconomic data, a slowdown in economic growth in emerging markets—particularly China—and geopolitical turmoil in Ukraine may have made investors more riskaverse. Market volatility and correlations among stocks, both of which fell during the fourth quarter of 2013, rebounded and ended up higher. We believe that an environment characterized by low correlations can provide more opportunities for our investment process, which focuses on idiosyncratic stock selection, to add value.

We generally attribute portfolio performance to three main sources: bottomup stock selection; exposure to common risk factors such as value, growth, and market capitalization; and exposure to industry groups. Over the six months, stock selection disappointed. The three largest singlestock contributors to relative return were overweight positions in Tyco International, LSI, and Priceline Group.

The three biggest detractors were underweight positions in Google (during the fourth quarter of 2013) and Microsoft and an overweight position in ADT.

Common risk factors modestly helped relative performance. Small exposures to lowdividendyield, smallcap, and value stocks were beneficial, but sector and industry deviations from benchmark weights had no material impact.

10

Despite weak macroeconomic data and heightened geopolitical risks, U.S. equity markets rose to record highs in the first quarter of 2014. Healthier consumer balance sheets and job expansion may indicate continued growth. Slowerthanexpected GDP growth in Europe and emerging markets and an escalation of geopolitical turmoil in Ukraine constitute clear risks.

Los Angeles Capital

Portfolio Managers: Thomas D. Stevens, CFA, Chairman and Principal Hal W. Reynolds, CFA,

Chief Investment Officer and Principal The S&P 500 Index generated a 12.51% return for the six months ended March 31. Stable interest rates, a narrowing equity risk premium, and improved growth in earnings per share all contributed. After last year’s significant gains, market volatility spiked in January as prices fell before rebounding over the rest of the period. This enabled equities to post positive returns for the seventh consecutive quarter. Unlike all four quarters in 2013, firstquarter 2014 bond returns kept pace with equities, suggesting a potential shift in momentum.

The bestperforming stocks over the six months offered aboveaverage projected earnings growth and had positive estimate revisions but traded at favorable earnings multiples. Companies with weaker balance sheets trading at low multiples to book value generally lagged. Largercap securities outperformed, particularly those with better growth prospects. Recently, investors have begun to shift their focus back to companies with higher profit margins and the potential to increase dividends.

All sectors performed well. Among the best were technology and health care. Consumer cyclicals, consumer staples, telecommunications, and energy underperformed. Financials rose as interest rates stabilized and credit spreads tightened.

As the market continued to digest the inevitable impact of the Fed’s tapering of its bond purchases, the consensus view that inflation would remain in check was reflected in favorable longterm interest rates and aboveaverage equity valuations.

Over the six months, the portfolio maintained a bias toward higherquality companies with aboveaverage earnings yields and higher projected growth rates, all of which contributed to returns. Also helping was an overweight to stocks that were undervalued compared with the market’s appraisal of their balance sheets. Detracting slightly were small underweightings to pharmaceuticals, diversified financials, and software companies, all of which performed well.

The market continues to favor higherquality companies. However, investor emphasis has begun to shift back to value from growth, to operating margins from projected growth rates, and toward the diversification benefits of larger market capitalization and away from higherrisk

11

midcaps. Fourthquarter profit growth was strong, but analysts expect firstquarter yearoveryear profit growth for the S&P 500 Index to be flat. This March was the fifth anniversary of the 2009 market low that followed the 2008 collapse of the financial and real estate sectors. Developedmarket valuation multiples remain above their longterm averages, largely as a result of the Fed’s monetary policies. A forthcoming pullback in riskier factors would be consistent with past investor behavior during the latter stages of a bull market.

12

Growth and Income Fund

Fund Profile
As of March 31, 2014

Share-Class Characteristics
	Investor		Admiral
	Shares		Shares
Ticker Symbol	VQNPX		VGIAX
Expense Ratio[1]	0.36%		0.26%
30-Day SEC Yield	1.63%		1.74%

Portfolio Characteristics
			DJ
			U.S.
			Total
			Market
		S&P 500	FA
	Fund	Index	Index
Number of Stocks	641	500	3,674
Median Market Cap	$60.0B	$66.3B	$43.7B
Price/Earnings Ratio	18.0x	18.6x	20.1x
Price/Book Ratio	2.5x	2.6x	2.6x
Return on Equity	18.0%	18.6%	17.2%
Earnings Growth
Rate	12.3%	12.1%	12.4%
Dividend Yield	2.0%	2.0%	1.9%
Foreign Holdings	0.1%	0.0%	0.0%
Turnover Rate
(Annualized)	140%	—	—
Short-Term Reserves	0.3%	—	—

Volatility Measures
		DJ
	U.S. Total
	S&P 500	Market
	Index	FA Index
R-Squared	0.99	0.99
Beta	1.01	0.96
These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)
Apple Inc.	Computer Hardware	3.1%
Johnson & Johnson	Pharmaceuticals	2.2
Exxon Mobil Corp.	Integrated Oil & Gas	1.9
General Electric Co.	Industrial
	Conglomerates	1.9
Google Inc.	Internet Software &
	Services	1.8
AT&T Inc.	Integrated
	Telecommunication
	Services	1.6
Bank of America Corp.	Diversified Banks	1.4
Wells Fargo & Co.	Diversified Banks	1.4
JPMorgan Chase & Co.	Diversified Banks	1.3
Microsoft Corp.	Systems Software	1.3
Top Ten		17.9%
The holdings listed exclude any temporary cash investments and equity index products.

Investment Focus

1 The expense ratios shown are from the prospectus dated January 27, 2014, and represent estimated costs for the current fiscal year. For the six months ended March 31, 2014, the annualized expense ratios were 0.37% for Investor Shares and 0.26% for Admiral Shares.

13

Growth and Income Fund

Sector Diversification (% of equity exposure)

			DJ
			U.S. Total
		S&P 500	Market
	Fund	Index	FA Index
Consumer
Discretionary	13.5%	12.1%	12.8%
Consumer Staples	8.0	9.7	8.4
Energy	8.9	10.1	9.4
Financials	14.9	16.4	17.6
Health Care	15.3	13.4	13.0
Industrials	11.8	10.7	11.5
Information
Technology	17.8	18.6	18.1
Materials	3.6	3.5	3.9
Telecommunication
Services	3.2	2.4	2.2
Utilities	3.0	3.1	3.1

14

Growth and Income Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): September 30, 2003, Through March 31, 2014

Average Annual Total Returns: Periods Ended March 31, 2014

	Inception	One	Five	Ten
	Date	Year	Years	Years
Investor Shares	12/10/1986	22.00%	20.83%	6.63%
Admiral Shares	5/14/2001	22.14	20.97	6.77

See Financial Highlights for dividend and capital gains information.

15

Growth and Income Fund

Financial Statements (unaudited)

Statement of Net Assets
As of March 31, 2014

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value
		Shares	($000)
Common Stocks (97.5%)[1]
Consumer Discretionary (13.1%)
	NIKE Inc. Class B	454,143	33,543
	Comcast Corp. Class A	602,638	30,144
	McDonald’s Corp.	295,314	28,950
	Ford Motor Co.	1,840,450	28,711
*	priceline.com Inc.	22,695	27,050
	Home Depot Inc.	334,412	26,462
	Wyndham Worldwide
	Corp.	353,351	25,876
	Cablevision Systems
	Corp. Class A	1,502,404	25,346
	Goodyear Tire &
	Rubber Co.	969,060	25,322
	Walt Disney Co.	309,725	24,800
*	DIRECTV	311,817	23,829
	Best Buy Co. Inc.	750,228	19,814
	Time Warner Cable Inc.	143,720	19,715
	Lowe’s Cos. Inc.	363,533	17,777
	GameStop Corp. Class A	408,870	16,805
	General Motors Co.	487,091	16,766
*	MGM Resorts International	621,200	16,064
	TJX Cos. Inc.	222,000	13,464
	Whirlpool Corp.	86,586	12,941
	Viacom Inc. Class B	151,700	12,893
	Macy’s Inc.	199,880	11,851
	Kohl’s Corp.	201,777	11,461
*	Netflix Inc.	31,400	11,054
*	Amazon.com Inc.	32,000	10,769
	Wynn Resorts Ltd.	48,400	10,752
	Coach Inc.	211,500	10,503
*	Charter Communications
	Inc. Class A	84,295	10,385
	Delphi Automotive plc	149,518	10,146
	Interpublic Group of
	Cos. Inc.	583,825	10,007
	Time Warner Inc.	149,775	9,785
	Graham Holdings Co.
	Class B	13,654	9,609

			Market
			Value
		Shares	($000)
	Starwood Hotels &
	Resorts Worldwide Inc.	117,400	9,345
	Staples Inc.	821,972	9,321
	Johnson Controls Inc.	173,460	8,208
*	O’Reilly Automotive Inc.	53,300	7,909
	Expedia Inc.	106,320	7,708
	Omnicom Group Inc.	92,450	6,712
	PVH Corp.	51,616	6,440
	Mattel Inc.	143,840	5,769
*	Fossil Group Inc.	46,600	5,434
	Newell Rubbermaid Inc.	174,020	5,203
	PulteGroup Inc.	251,730	4,831
	Target Corp.	78,007	4,720
	Darden Restaurants Inc.	89,430	4,539
	Harman International
	Industries Inc.	41,790	4,446
	Family Dollar Stores Inc.	75,854	4,400
	Twenty-First Century Fox
	Inc. Class A	136,000	4,348
*	Liberty Media Corp. Class A	33,000	4,314
	International Game
	Technology	270,860	3,808
	Gannett Co. Inc.	137,454	3,794
	CBS Corp. Class B	61,033	3,772
	DR Horton Inc.	170,980	3,702
*	Dollar General Corp.	65,420	3,629
*	Discovery Communications
	Inc. Class A	40,710	3,367
*	Chipotle Mexican Grill Inc.
	Class A	5,410	3,073
	H&R Block Inc.	96,060	2,900
	Yum! Brands Inc.	38,330	2,890
*	Michael Kors Holdings Ltd.	30,408	2,836
*	Jarden Corp.	39,300	2,351
*	AutoNation Inc.	42,160	2,244
*	Ulta Salon Cosmetics
	& Fragrance Inc.	22,800	2,223
*	Boyd Gaming Corp.	167,700	2,214
*	Visteon Corp.	22,600	1,999
	L Brands Inc.	34,983	1,986

16

Growth and Income Fund

			Market
			Value
		Shares	($000)
*	TripAdvisor Inc.	20,000	1,812
	Carnival Corp.	47,510	1,799
*	Apollo Education Group Inc.	50,460	1,728
	Gap Inc.	41,000	1,642
	Hasbro Inc.	28,517	1,586
*	Kate Spade & Co.	33,500	1,242
	Advance Auto Parts Inc.	8,800	1,113
*	Mohawk Industries Inc.	6,000	816
*	AutoZone Inc.	1,400	752
	Nordstrom Inc.	12,000	749
*	Liberty Global plc	16,800	684
*	Live Nation
	Entertainment Inc.	31,161	678
*	Liberty Global plc Class A	15,887	661
	Leggett & Platt Inc.	17,020	556
*	Sears Holdings Corp.	9,100	435
	Lear Corp.	4,400	368
*	Christopher & Banks Corp.	55,410	366
	Service Corp. International	14,700	292
*	News Corp. Class A	11,790	203
*	ANN Inc.	4,700	195
*	Lee Enterprises Inc.	37,100	166
	Ruth’s Hospitality Group Inc.	11,944	144
	ARAMARK Holdings Corp.	4,800	139
*	Sally Beauty Holdings Inc.	5,000	137
*	Biglari Holdings Inc.	271	132
*	Central European Media
	Enterprises Ltd. Class A	31,500	93
	Churchill Downs Inc.	911	83
*	Liberty Interactive Corp.
	Class A	2,300	66
*	New York & Co. Inc.	13,589	60
*	Nautilus Inc.	5,964	57
*	Liberty Ventures Class A	401	52
	Extended Stay America Inc.	2,000	46
*	Container Store Group Inc.	1,152	39
*	Beazer Homes USA Inc.	1,900	38
	SeaWorld Entertainment Inc.	1,200	36
	Regis Corp.	2,464	34
^	Blyth Inc.	2,482	27
*	Orbitz Worldwide Inc.	3,300	26
*	Taylor Morrison Home Corp.
	Class A	900	21
	Hooker Furniture Corp.	1,220	19
*	Ambassadors Group Inc.	4,798	19
*	Ruby Tuesday Inc.	3,100	17
*	William Lyon Homes Class A	500	14
*	Overstock.com Inc.	600	12
*	Hovnanian Enterprises Inc.
	Class A	2,345	11
*	Libbey Inc.	420	11
	Lincoln Educational
	Services Corp.	2,615	10
	Morningstar Inc.	100	8
*	Iconix Brand Group Inc.	100	4
*	Express Inc.	200	3

			Market
			Value
		Shares	($000)
*	Build-A-Bear Workshop Inc. 250		2
	Furniture Brands
	International Inc.	600	—
			732,232
Consumer Staples (7.8%)
	PepsiCo Inc.	702,491	58,658
	Coca-Cola Co.	1,064,374	41,149
	Procter & Gamble Co.	499,300	40,244
	Philip Morris
	International Inc.	434,089	35,539
	Wal-Mart Stores Inc.	440,249	33,648
	CVS Caremark Corp.	373,250	27,941
	Archer-Daniels-Midland Co.	516,290	22,402
	Kroger Co.	467,885	20,423
	Mondelez International Inc.
	Class A	519,355	17,944
	Walgreen Co.	260,300	17,188
	Kimberly-Clark Corp.	154,451	17,028
	Kraft Foods Group Inc.	257,615	14,452
	Tyson Foods Inc. Class A	271,670	11,956
*	Constellation Brands Inc.
	Class A	138,000	11,726
	Coca-Cola Enterprises Inc.	242,540	11,584
	Safeway Inc.	251,420	9,287
	Hershey Co.	86,100	8,989
	Avon Products Inc.	532,710	7,799
	Campbell Soup Co.	115,100	5,166
	Dr Pepper Snapple
	Group Inc.	75,911	4,134
	ConAgra Foods Inc.	110,291	3,422
	General Mills Inc.	59,680	3,093
	Molson Coors Brewing Co.
	Class B	39,860	2,346
	Costco Wholesale Corp.	17,730	1,980
	Dean Foods Co.	82,585	1,277
	Reynolds American Inc.	16,665	890
	Altria Group Inc.	20,538	769
	Beam Inc.	4,300	358
	Energizer Holdings Inc.	3,534	356
*	Monster Beverage Corp.	2,110	146
	Cott Corp.	8,600	73
	McCormick & Co. Inc.	900	65
*	Crimson Wine Group Ltd.	6,540	58
*	Pantry Inc.	1,200	18
*	Diamond Foods Inc.	200	7
*	Farmer Bros Co.	300	6
			432,121
Energy (8.6%)
	Exxon Mobil Corp.	1,105,181	107,954
	Chevron Corp.	525,184	62,450
	Occidental Petroleum Corp.	491,090	46,796
	EOG Resources Inc.	156,300	30,661
	Devon Energy Corp.	365,337	24,452
	Schlumberger Ltd.	247,369	24,119
	ConocoPhillips	294,905	20,747
	Anadarko Petroleum Corp.	226,046	19,160

17

Growth and Income Fund

			Market
			Value
		Shares	($000)
	Marathon Petroleum Corp.	199,400	17,356
	Murphy Oil Corp.	224,794	14,131
	Valero Energy Corp.	244,400	12,978
	Chesapeake Energy Corp.	492,900	12,628
	Helmerich & Payne Inc.	90,000	9,680
	Kinder Morgan Inc.	249,153	8,095
	Hess Corp.	90,350	7,488
	Tesoro Corp.	126,670	6,408
	Apache Corp.	70,943	5,885
*	Southwestern Energy Co.	125,000	5,751
	Cabot Oil & Gas Corp.	164,400	5,570
	Halliburton Co.	91,500	5,388
*	Cameron International Corp.	67,680	4,181
	Nabors Industries Ltd.	146,813	3,619
	Peabody Energy Corp.	192,377	3,143
*	Newfield Exploration Co.	98,280	3,082
	National Oilwell Varco Inc.	39,299	3,060
	EQT Corp.	30,300	2,938
	QEP Resources Inc.	81,900	2,411
	Phillips 66	27,600	2,127
*	Rowan Cos. plc Class A	49,000	1,650
	Noble Corp. plc	44,600	1,460
	CONSOL Energy Inc.	26,360	1,053
*	Harvest Natural
	Resources Inc.	150,200	565
*,^	SandRidge Energy Inc.	90,900	558
	Frank’s International NV	13,200	327
*	FMC Technologies Inc.	5,920	310
*	EnLink Midstream LLC	4,500	153
*	McDermott International Inc.	15,200	119
	Plains GP Holdings LP
	Class A	2,900	81
*	Penn Virginia Corp.	4,300	75
	Cenovus Energy Inc.	2,300	67
	DHT Holdings Inc.	7,256	57
^	USEC Inc.	11,600	47
	Cosan Ltd.	3,568	41
*	Hercules Offshore Inc.	8,088	37
*	Hyperdynamics Corp.	21,100	37
	Denbury Resources Inc.	2,150	35
	North American Energy
	Partners Inc.	3,300	24
*	RSP Permian Inc.	600	17
*	CHC Group Ltd.	2,200	16
	Encana Corp.	700	15
	Tsakos Energy Navigation Ltd.	1,600	12
*	Gevo Inc.	7,900	9
*	Endeavour International Corp.	2,100	7
*	North Atlantic Drilling Ltd.	600	5
	Comstock Resources Inc.	100	2
*	Ceres Inc.	2,500	2
			479,039
Financials (14.4%)
	Bank of America Corp.	4,653,000	80,032
	Wells Fargo & Co.	1,520,207	75,615
	JPMorgan Chase & Co.	1,238,571	75,194

			Market
			Value
		Shares	($000)
	Citigroup Inc.	1,287,648	61,292
*	Berkshire Hathaway Inc.
	Class B	363,140	45,382
	American International
	Group Inc.	766,420	38,329
	McGraw Hill Financial Inc.	310,500	23,691
	Goldman Sachs Group Inc.	137,820	22,582
	American Express Co.	238,557	21,477
	Aon plc	238,760	20,123
	Capital One Financial Corp.	218,157	16,833
	Ameriprise Financial Inc.	151,134	16,635
	Travelers Cos. Inc.	189,716	16,145
	CME Group Inc.	176,300	13,048
	Unum Group	362,464	12,799
	Marsh & McLennan
	Cos. Inc.	250,867	12,368
	Aflac Inc.	189,430	11,942
	Fifth Third Bancorp	516,800	11,861
	Chubb Corp.	131,304	11,725
	Simon Property Group Inc.	70,499	11,562
	Regions Financial Corp.	1,014,200	11,268
	SLM Corp.	460,100	11,263
	Public Storage	58,760	9,900
	Assurant Inc.	149,710	9,725
	Bank of New York
	Mellon Corp.	259,675	9,164
	Lincoln National Corp.	176,360	8,936
	HCP Inc.	186,744	7,244
	General Growth
	Properties Inc.	304,699	6,703
	Legg Mason Inc.	134,286	6,585
	MetLife Inc.	123,210	6,505
	BB&T Corp.	158,050	6,349
	SunTrust Banks Inc.	159,050	6,329
	KeyCorp	427,940	6,094
	Crown Castle
	International Corp.	79,500	5,865
*	E*TRADE Financial Corp.	241,819	5,567
	Progressive Corp.	228,573	5,536
*	CBRE Group Inc. Class A	195,770	5,370
	Ventas Inc.	84,800	5,136
	Morgan Stanley	157,080	4,896
	Moody’s Corp.	56,700	4,497
	Vornado Realty Trust	44,433	4,379
	Principal Financial Group Inc. 93,710		4,310
	Discover Financial Services	70,730	4,116
	XL Group plc Class A	129,410	4,044
	NASDAQ OMX Group Inc.	102,740	3,795
	Equity Residential	64,800	3,758
	People’s United
	Financial Inc.	231,042	3,436
	Prudential Financial Inc.	40,070	3,392
*	Realogy Holdings Corp.	76,400	3,320
	Kimco Realty Corp.	130,600	2,857
	Host Hotels & Resorts Inc.	110,300	2,232
	First Horizon National Corp.	178,470	2,202

18

Growth and Income Fund

			Market
			Value
		Shares	($000)
	Loews Corp.	45,410	2,000
	State Street Corp.	28,200	1,961
	Granite REIT	47,800	1,733
	ACE Ltd.	13,100	1,298
	Northern Trust Corp.	15,580	1,021
	Comerica Inc.	18,646	966
	Hartford Financial Services
	Group Inc.	27,160	958
	PNC Financial Services
	Group Inc.	8,800	766
	Symetra Financial Corp.	37,262	738
	American Tower Corporation	8,235	674
	Equity Lifestyle
	Properties Inc.	15,375	625
*	Alleghany Corp.	1,437	585
	Columbia Property Trust Inc.	20,100	548
	Leucadia National Corp.	18,743	525
	Prologis Inc.	12,634	516
	BlackRock Inc.	1,600	503
	Plum Creek Timber Co. Inc.	11,400	479
	Erie Indemnity Co. Class A	6,709	468
	AG Mortgage Investment
	Trust Inc.	25,973	455
*	Howard Hughes Corp.	3,100	442
	PacWest Bancorp	7,700	331
	US Bancorp	7,534	323
*	NewStar Financial Inc.	22,800	316
	Cincinnati Financial Corp.	5,900	287
	CapitalSource Inc.	19,370	283
	Brixmor Property Group Inc.	12,000	256
*	PHH Corp.	7,100	183
*	Tree.com Inc.	4,400	137
*	Third Point Reinsurance Ltd.	7,800	124
	Starwood Property Trust Inc.	4,862	115
*	Flagstar Bancorp Inc.	4,891	109
	FelCor Lodging Trust Inc.	11,365	103
	Healthcare Trust of America
	Inc. Class A	8,500	97
	CIT Group Inc.	1,900	93
	Ashford Hospitality Prime Inc.	5,892	89
	Retail Properties of
	America Inc.	6,200	84
	Umpqua Holdings Corp.	4,000	75
	Ryman Hospitality
	Properties Inc.	1,600	68
	Old National Bancorp	3,600	54
	CorEnergy Infrastructure
	Trust Inc.	6,019	41
*	JGWPT Holdings Inc.
	Class A	2,214	40
	PS Business Parks Inc.	400	33
	Artisan Partners Asset
	Management Inc. Class A	500	32
	Geo Group Inc.	800	26
	Sterling Financial Corp.	700	23
	MVC Capital Inc.	1,516	20

			Market
			Value
		Shares	($000)
	ZAIS Financial Corp.	771	13
	Spirit Realty Capital Inc.	1,098	12
	MCG Capital Corp.	2,400	9
	Prospect Capital Corp.	800	9
*	Hilltop Holdings Inc.	300	7
*	Suffolk Bancorp	300	7
	Prosperity Bancshares Inc.	62	4
	SI Financial Group Inc.	100	1
			804,073
Health Care (15.0%)
	Johnson & Johnson	1,229,026	120,727
	Pfizer Inc.	2,197,389	70,580
	Merck & Co. Inc.	1,192,656	67,707
	Eli Lilly & Co.	715,205	42,097
	AbbVie Inc.	801,073	41,175
*	Gilead Sciences Inc.	425,980	30,185
	Medtronic Inc.	407,435	25,074
	UnitedHealth Group Inc.	294,648	24,158
	Cigna Corp.	276,149	23,122
*	Mylan Inc.	459,510	22,438
*	Celgene Corp.	155,750	21,743
*	Express Scripts Holding Co.	286,190	21,490
	WellPoint Inc.	212,560	21,160
*	Biogen Idec Inc.	67,300	20,585
*	Boston Scientific Corp.	1,433,079	19,375
	Cardinal Health Inc.	271,218	18,980
	Thermo Fisher
	Scientific Inc.	150,410	18,085
	Amgen Inc.	127,990	15,786
	McKesson Corp.	88,917	15,700
*	DaVita HealthCare
	Partners Inc.	201,501	13,873
	Abbott Laboratories	343,293	13,220
*	Actavis plc	52,860	10,881
	CR Bard Inc.	71,800	10,625
*	Laboratory Corp. of
	America Holdings	107,110	10,519
*	Hospira Inc.	243,020	10,511
	Baxter International Inc.	138,358	10,180
	Agilent Technologies Inc.	179,300	10,026
	Bristol-Myers Squibb Co.	180,542	9,379
	Quest Diagnostics Inc.	152,360	8,825
*	Tenet Healthcare Corp.	205,356	8,791
	Humana Inc.	72,300	8,150
*	Vertex Pharmaceuticals Inc. 97,000		6,860
	Becton Dickinson and Co.	49,582	5,805
	AmerisourceBergen Corp.
	Class A	88,470	5,803
	Zoetis Inc.	192,100	5,559
*	Edwards Lifesciences Corp. 69,200		5,133
	Allergan Inc.	38,510	4,779
	Covidien plc	60,635	4,466
*	CareFusion Corp.	107,100	4,308
*	Forest Laboratories Inc.	45,600	4,207
	PerkinElmer Inc.	64,042	2,886

19

Growth and Income Fund

			Market
			Value
		Shares	($000)
	Zimmer Holdings Inc.	21,329	2,017
*	Valeant Pharmaceuticals
	International Inc.	14,500	1,912
*	Regeneron
	Pharmaceuticals Inc.	6,280	1,886
*	Sarepta Therapeutics Inc.	70,360	1,691
*	Alexion Pharmaceuticals Inc.	11,110	1,690
*	BioCryst
	Pharmaceuticals Inc.	122,600	1,297
*	Health Net Inc.	29,100	990
	Perrigo Co. plc	5,830	902
*	Dynavax Technologies
	Corp.	446,200	803
*	Brookdale Senior Living
	Inc. Class A	21,700	727
*	Theravance Inc.	21,400	662
*	Pain Therapeutics Inc.	79,550	438
*	Zogenix Inc.	134,400	382
*	XenoPort Inc.	73,637	381
*	Puma Biotechnology Inc.	3,403	354
*	Vanda Pharmaceuticals Inc.	20,500	333
*	Omeros Corp.	21,700	262
	Pozen Inc.	26,825	215
*	Amicus Therapeutics Inc.	103,161	214
	Aetna Inc.	2,454	184
*	Horizon Pharma Inc.	11,200	169
*	BioTelemetry Inc.	16,100	162
*	Vical Inc.	116,281	150
*	Agenus Inc.	47,172	150
*	Medical Action
	Industries Inc.	18,528	129
*	HCA Holdings Inc.	2,000	105
*	Geron Corp.	47,500	99
*	ARIAD Pharmaceuticals Inc.	11,409	92
*	ANI Pharmaceuticals Inc.	2,800	88
*	Amedisys Inc.	5,712	85
*	LCA-Vision Inc.	15,797	85
*	Oncothyreon Inc.	26,656	80
	HealthSouth Corp.	2,100	75
*	AMAG Pharmaceuticals Inc.	3,800	74
*	Concert Pharmaceuticals Inc.	5,463	73
*	Dicerna Pharmaceuticals Inc.	2,500	71
*	Repros Therapeutics Inc.	3,800	67
*,^	ImmunoCellular
	Therapeutics Ltd.	54,392	66
	Patterson Cos. Inc.	1,428	60
*	Durect Corp.	42,200	56
*	Aerie Pharmaceuticals Inc.	2,584	55
*	Albany Molecular
	Research Inc.	2,500	46
*	Acceleron Pharma Inc.	1,320	46
*	Zalicus Inc.	33,500	41
*	Rigel Pharmaceuticals Inc.	9,910	38
*	Idenix Pharmaceuticals Inc.	5,300	32
*	GTx Inc.	20,800	32
*	Karyopharm Therapeutics Inc.	1,000	31

			Market
			Value
		Shares	($000)
*	Eagle Pharmaceuticals Inc.	2,386	30
*	KaloBios Pharmaceuticals Inc.	9,367	25
*	Celsion Corp.	7,500	25
*	Keryx Biopharmaceuticals Inc. 1,200		20
*	Arqule Inc.	9,700	20
*	Sunesis Pharmaceuticals Inc.	2,818	19
*	Cleveland Biolabs Inc.	22,800	16
*	Biodel Inc.	5,200	14
*	Retrophin Inc.	600	13
*	Receptos Inc.	300	13
*	GlycoMimetics Inc.	700	11
*	Dendreon Corp.	3,600	11
*	Orexigen Therapeutics Inc.	1,400	9
*	Genocea Biosciences Inc.	400	7
*	Vivus Inc.	943	6
*	Novavax Inc.	1,100	5
*	Affymax Inc.	4,600	4
*	Baxano Surgical Inc.	1,480	2
*	Myrexis Inc.	1,550	—
			834,800
Industrials (11.5%)
	General Electric Co.	4,128,130	106,877
	Boeing Co.	486,910	61,102
	General Dynamics Corp.	344,890	37,565
	Lockheed Martin Corp.	190,624	31,117
	United Technologies Corp.	237,610	27,762
	United Parcel Service Inc.
	Class B	274,558	26,736
	Delta Air Lines Inc.	679,180	23,534
	Tyco International Ltd.	533,200	22,608
	Southwest Airlines Co.	869,308	20,524
	Northrop Grumman Corp.	161,430	19,917
	Danaher Corp.	250,268	18,770
	Union Pacific Corp.	98,076	18,405
	Raytheon Co.	183,030	18,082
	Emerson Electric Co.	259,549	17,338
	Pitney Bowes Inc.	618,800	16,083
	Honeywell International Inc.	154,580	14,339
	Republic Services Inc.
	Class A	357,280	12,205
	FedEx Corp.	84,150	11,155
	ADT Corp.	364,000	10,902
	3M Co.	76,020	10,313
	Rockwell Automation Inc.	78,700	9,802
	Snap-on Inc.	76,500	8,681
	L-3 Communications
	Holdings Inc.	70,545	8,335
	Caterpillar Inc.	73,201	7,274
	Precision Castparts Corp.	27,500	6,951
	Stanley Black & Decker Inc.	73,290	5,954
	Rockwell Collins Inc.	74,590	5,943
	Deere & Co.	64,832	5,887
	CSX Corp.	186,829	5,412
	Ingersoll-Rand plc	86,460	4,949
	Joy Global Inc.	81,850	4,747

20

Growth and Income Fund

			Market
			Value
		Shares	($000)
	Textron Inc.	116,420	4,574
	Allegion plc	79,220	4,133
	Iron Mountain Inc.	141,089	3,890
	Masco Corp.	171,760	3,815
	Xylem Inc.	100,370	3,655
	PACCAR Inc.	49,910	3,366
	Dun & Bradstreet Corp.	33,330	3,311
	CH Robinson Worldwide Inc.	52,920	2,773
	Pentair Ltd.	33,573	2,664
	Norfolk Southern Corp.	24,150	2,347
	Flowserve Corp.	17,220	1,349
	Waste Management Inc.	24,890	1,047
	Huntington Ingalls
	Industries Inc.	9,300	951
*	Spirit AeroSystems
	Holdings Inc. Class A	20,500	578
*	AerCap Holdings NV	10,518	444
	Babcock & Wilcox Co.	12,800	425
	Dover Corp.	4,800	392
*	Spirit Airlines Inc.	4,700	279
*	United Continental
	Holdings Inc.	4,700	210
	Covanta Holding Corp.	9,100	164
*	Meritor Inc.	11,000	135
	RR Donnelley & Sons Co.	6,500	116
	TransDigm Group Inc.	400	74
	Owens Corning	1,600	69
	Waste Connections Inc.	1,170	51
*	Norcraft Cos. Inc.	2,800	47
*	Box Ships Inc.	18,631	45
	Alliant Techsystems Inc.	300	43
*	ARC Document Solutions Inc.	5,362	40
*	Colfax Corp.	500	36
	Intersections Inc.	4,360	26
	Matson Inc.	900	22
	Cintas Corp.	131	8
*	Scorpio Bulkers Inc.	300	3
	Baltic Trading Ltd.	300	2
			640,353
Information Technology (17.3%)
	Apple Inc.	323,083	173,412
*	Google Inc. Class A	90,909	101,319
	Microsoft Corp.	1,737,474	71,219
	International Business
	Machines Corp.	294,377	56,665
	Hewlett-Packard Co.	1,446,920	46,822
	Visa Inc. Class A	187,932	40,567
*	Facebook Inc. Class A	462,214	27,844
	Computer Sciences Corp.	437,090	26,584
	Cisco Systems Inc.	1,066,787	23,907
	Motorola Solutions Inc.	370,756	23,836
	MasterCard Inc. Class A	302,660	22,609
	Oracle Corp.	547,455	22,396
	Texas Instruments Inc.	405,152	19,103
	Western Digital Corp.	206,525	18,963

			Market
			Value
		Shares	($000)
	Intel Corp.	680,159	17,555
	Seagate Technology plc	284,240	15,963
	Harris Corp.	214,610	15,701
	Xerox Corp.	1,344,830	15,197
	Accenture plc Class A	181,800	14,493
*	VeriSign Inc.	240,020	12,939
	Fidelity National
	Information Services Inc.	241,887	12,929
*	Teradata Corp.	247,540	12,176
	Western Union Co.	732,992	11,992
*	Micron Technology Inc.	500,361	11,839
	Broadcom Corp. Class A	370,513	11,664
	Intuit Inc.	149,000	11,582
*	Electronic Arts Inc.	385,320	11,178
*	Fiserv Inc.	175,610	9,955
*	First Solar Inc.	130,280	9,092
*	Yahoo! Inc.	251,020	9,012
	LSI Corp.	787,370	8,716
*	Lam Research Corp.	139,430	7,669
	EMC Corp.	267,053	7,320
	Corning Inc.	302,275	6,293
	Symantec Corp.	301,386	6,019
	CA Inc.	178,530	5,529
*	Red Hat Inc.	89,904	4,763
	QUALCOMM Inc.	58,600	4,621
	NetApp Inc.	116,960	4,316
*	Juniper Networks Inc.	153,140	3,945
	Xilinx Inc.	71,600	3,886
*	Cognizant Technology
	Solutions Corp. Class A	70,000	3,543
*	Citrix Systems Inc.	42,930	2,465
	TE Connectivity Ltd.	35,000	2,107
*	CoreLogic Inc.	61,900	1,859
	NVIDIA Corp.	94,520	1,693
*	Autodesk Inc.	32,000	1,574
*	AOL Inc.	33,000	1,444
*	Zebra Technologies Corp.	17,700	1,229
*	eBay Inc.	20,800	1,149
*	Zynga Inc. Class A	242,000	1,041
	Linear Technology Corp.	21,000	1,022
*	Akamai Technologies Inc.	12,050	701
*	NCR Corp.	18,600	680
	KLA-Tencor Corp.	9,330	645
*	Genpact Ltd.	36,100	629
*	Aeroflex Holding Corp.	66,427	552
*	Flextronics International Ltd.	37,600	347
	Diebold Inc.	8,500	339
*	Sigma Designs Inc.	53,930	257
	Analog Devices Inc.	3,700	197
*	Mellanox Technologies Ltd.	4,200	164
	Marvell Technology
	Group Ltd.	10,000	157
*	Silicon Image Inc.	21,700	150
	Altera Corp.	3,867	140
*	Lionbridge Technologies Inc.	9,111	61

21

Growth and Income Fund

			Market
			Value
		Shares	($000)
	Automatic Data
	Processing Inc.	700	54
*	Agilysys Inc.	3,462	46
	Tessera Technologies Inc.	1,800	42
*	NCI Inc. Class A	3,044	32
*	Tremor Video Inc.	7,092	29
*	Vocus Inc.	2,100	28
*	Alliance Data Systems Corp.	100	27
*	TiVo Inc.	1,700	22
*	Quantum Corp.	17,100	21
	AVX Corp.	1,200	16
*	Fabrinet	701	15
	IXYS Corp.	888	10
*	Identive Group Inc.	6,900	8
*	Mattson Technology Inc.	2,800	6
*	Amtech Systems Inc.	500	6
*	UTStarcom Holdings Corp.	1,453	4
*	Net 1 UEPS Technologies Inc. 395		4
	FLIR Systems Inc.	100	4
*	Orbotech Ltd.	200	3
*	Novatel Wireless Inc.	1,526	3
*	FormFactor Inc.	400	3
	Pulse Electronics Corp.	540	2
	Applied Materials Inc.	100	2
*	Smith Micro Software Inc.	969	2
*	MaxLinear Inc.	200	2
			966,126
Materials (3.5%)
	LyondellBasell Industries
	NV Class A	348,700	31,013
	Dow Chemical Co.	533,313	25,914
	Sealed Air Corp.	763,252	25,088
	Ball Corp.	332,916	18,247
	Monsanto Co.	126,600	14,403
	Air Products &
	Chemicals Inc.	105,100	12,511
	PPG Industries Inc.	62,655	12,121
	EI du Pont de
	Nemours & Co.	165,356	11,095
	Avery Dennison Corp.	206,000	10,438
	Valspar Corp.	111,800	8,063
*	Owens-Illinois Inc.	207,932	7,034
	Mosaic Co.	89,130	4,457
	Eastman Chemical Co.	41,136	3,546
	Alcoa Inc.	243,490	3,134
	Sigma-Aldrich Corp.	23,900	2,232
	Freeport-McMoRan
	Copper & Gold Inc.	55,463	1,834
	Nucor Corp.	33,180	1,677
	Rockwood Holdings Inc.	22,100	1,644
	Newmont Mining Corp.	26,270	616
	Ecolab Inc.	4,500	486
	Vulcan Materials Co.	6,521	433
	International Flavors
	& Fragrances Inc.	2,800	268
*	Mercer International Inc.	32,426	243

			Market
			Value
		Shares	($000)
	CF Industries Holdings Inc.	510	133
	MeadWestvaco Corp.	2,600	98
	Mesabi Trust	4,567	96
	Bemis Co. Inc.	2,039	80
*	Vista Gold Corp.	112,900	58
*	Rare Element
	Resources Ltd.	29,988	44
*	Golden Star Resources Ltd.	39,700	24
	Huntsman Corp.	700	17
*	Resolute Forest Products Inc.	669	14
*,^	Tanzanian Royalty
	Exploration Corp.	4,100	10
	Globe Specialty Metals Inc.	100	2
			197,073
Other (0.3%)
	SPDR S&P 500 ETF Trust	89,500	16,740

Telecommunication Services (3.1%)
	AT&T Inc.	2,556,378	89,652
	Verizon
	Communications Inc.	1,074,329	51,106
	CenturyLink Inc.	626,656	20,579
	Frontier
	Communications Corp.	1,105,200	6,300
*	Sprint Corp.	360,105	3,309
	Windstream Holdings Inc.	331,000	2,728
*	tw telecom inc Class A	10,000	313
			173,987
Utilities (2.9%)
	Exelon Corp.	1,039,103	34,872
	Ameren Corp.	573,850	23,643
	AES Corp.	1,637,333	23,381
	Dominion Resources Inc.	260,664	18,504
	American Electric Power
	Co. Inc.	342,320	17,342
	PG&E Corp.	328,300	14,183
	Edison International	225,999	12,794
	FirstEnergy Corp.	247,697	8,429
	Southern Co.	59,730	2,624
	Entergy Corp.	23,000	1,538
	NiSource Inc.	33,500	1,190
	Duke Energy Corp.	12,830	914
	CenterPoint Energy Inc.	34,450	816
	Northeast Utilities	17,210	783
	Integrys Energy Group Inc.	12,700	758
	Portland General Electric Co.	2,900	94
*	Calpine Corp.	3,100	65
*	Dynegy Inc. Class A	1,800	45
	CMS Energy Corp.	1,209	35
	NorthWestern Corp.	700	33
	Pattern Energy Group Inc.	900	24
			162,067
Total Common Stocks
(Cost $4,537,315)			5,438,611

22

	Growth and Income Fund

			Market
			Value
		Shares	($000)
Temporary Cash Investments (2.6%)[1]
	Money Market Fund (2.5%)
[2,3]	Vanguard Market
	Liquidity Fund,
	0.122%	137,267,400	137,267

		Face
		Amount
		($000)
U.S. Government and Agency Obligations (0.1%)
[4,5]	Federal Home Loan
	Bank Discount Notes,
	0.055%–0.056%, 4/9/14	800	800
[4,5]	Federal Home Loan
	Bank Discount Notes,
	0.060%, 5/7/14	300	300
[4,5]	Federal Home Loan
	Bank Discount Notes,
	0.050%, 5/30/14	100	100
4	Federal Home Loan
	Bank Discount Notes,
	0.065%, 6/27/14	900	900
[4,5]	Federal Home Loan
	Bank Discount Notes,
	0.092%, 7/18/14	5,000	4,999
			7,099
Total Temporary Cash Investments
	(Cost $144,366)		144,366
	Total Investments (100.1%)
	(Cost $4,681,681)		5,582,977
Other Assets and Liabilities (-0.1%)
	Other Assets		71,642
	Liabilities[3]		(77,632)
			(5,990)
	Net Assets (100%)		5,576,987

At March 31, 2014, net assets consisted of:
Amount
($000)
Paid-in Capital	4,591,110
Undistributed Net Investment Income	9,380
Accumulated Net Realized Gains	74,218
Unrealized Appreciation (Depreciation)
Investment Securities	901,296
Futures Contracts	983
Net Assets	5,576,987

Investor Shares—Net Assets
Applicable to 74,972,857 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	3,014,863
Net Asset Value Per Share—
Investor Shares	$40.21

Admiral Shares—Net Assets
Applicable to 39,019,491 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	2,562,124
Net Asset Value Per Share—
Admiral Shares	$65.66

See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $178,000.
1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 99.8% and 0.3%, respectively, of net assets.
2 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
3 Includes $227,000 of collateral received for securities on loan.
4 The issuer operates under a congressional charter; its securities are generally neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government.
5 Securities with a value of $6,099,000 have been segregated as initial margin for open futures contracts.
REIT—Real Estate Investment Trust.
See accompanying Notes, which are an integral part of the Financial Statements.

23

Growth and Income Fund

Statement of Operations

Six Months Ended
March 31, 2014
($000)
Investment Income
Income
Dividends[1]	53,378
Interest[2]	88
Securities Lending	47
Total Income	53,513
Expenses
Investment Advisory Fees—Note B
Basic Fee	2,789
Performance Adjustment	434
The Vanguard Group—Note C
Management and Administrative—Investor Shares	3,305
Management and Administrative—Admiral Shares	1,402
Marketing and Distribution—Investor Shares	226
Marketing and Distribution—Admiral Shares	161
Custodian Fees	181
Shareholders’ Reports—Investor Shares	34
Shareholders’ Reports—Admiral Shares	6
Trustees’ Fees and Expenses	5
Total Expenses	8,543
Net Investment Income	44,970
Realized Net Gain (Loss)
Investment Securities Sold	381,572
Futures Contracts	11,452
Realized Net Gain (Loss)	393,024
Change in Unrealized Appreciation (Depreciation)
Investment Securities	189,567
Futures Contracts	1,797
Change in Unrealized Appreciation (Depreciation)	191,364
Net Increase (Decrease) in Net Assets Resulting from Operations	629,358
1 Dividends are net of foreign withholding taxes of $9,000.
2 Interest income from an affiliated company of the fund was $85,000.

See accompanying Notes, which are an integral part of the Financial Statements.

24

Growth and Income Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	March 31,	September 30,
	2014	2013
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	44,970	90,414
Realized Net Gain (Loss)	393,024	617,757
Change in Unrealized Appreciation (Depreciation)	191,364	125,858
Net Increase (Decrease) in Net Assets Resulting from Operations	629,358	834,029
Distributions
Net Investment Income
Investor Shares	(24,787)	(53,617)
Admiral Shares	(21,165)	(36,430)
Realized Capital Gain
Investor Shares	—	—
Admiral Shares	—	—
Total Distributions	(45,952)	(90,047)
Capital Share Transactions
Investor Shares	(179,543)	(383,262)
Admiral Shares	146,613	276,911
Net Increase (Decrease) from Capital Share Transactions	(32,930)	(106,351)
Total Increase (Decrease)	550,476	637,631
Net Assets
Beginning of Period	5,026,511	4,388,880
End of Period[1]	5,576,987	5,026,511

1 Net Assets—End of Period includes undistributed net investment income of $9,380,000 and $10,362,000.

See accompanying Notes, which are an integral part of the Financial Statements.

25

Growth and Income Fund

Financial Highlights

Investor Shares
	Six Months
	Ended
For a Share Outstanding	March 31,			Year Ended September 30,
Throughout Each Period	2014	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$36.02	$30.73	$23.86	$23.98	$22.34	$25.84
Investment Operations
Net Investment Income	. 315.631		.549	.482	.418	.447
Net Realized and Unrealized Gain (Loss)
on Investments	4.198	5.288	6.846	(.124)	1.630	(3.453)
Total from Investment Operations	4.513	5.919	7.395	.358	2.048	(3.006)
Distributions
Dividends from Net Investment Income	(. 323)	(. 629)	(. 525)	(. 478)	(. 408)	(. 494)
Distributions from Realized Capital Gains	—	—	—	—	—	—
Total Distributions	(. 323)	(. 629)	(. 525)	(. 478)	(. 408)	(. 494)
Net Asset Value, End of Period	$40.21	$36.02	$30.73	$23.86	$23.98	$22.34

Total Return[1]	12.58%	19.54%	31.27%	1.28%	9.24%	-11.29%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$3,015	$2,869	$2,798	$2,548	$3,020	$3,253
Ratio of Total Expenses to
Average Net Assets[2]	0.37%	0.36%	0.36%	0.32%	0.32%	0.35%
Ratio of Net Investment Income to
Average Net Assets	1.65%	1.90%	1.94%	1.78%	1.74%	2.28%
Portfolio Turnover Rate	140%	109%	102%	120%	94%	83%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.

1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

2 Includes performance-based investment advisory fee increases (decreases) of 0.02%, 0.01%, 0.01%, (0.04%), (0.04%), and (0.04%).

See accompanying Notes, which are an integral part of the Financial Statements.

26

Growth and Income Fund

Financial Highlights

Admiral Shares
	Six Months
	Ended
For a Share Outstanding	March 31,			Year Ended September 30,
Throughout Each Period	2014	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$58.82	$50.18	$38.97	$39.15	$36.48	$42.20
Investment Operations
Net Investment Income	.552	1.097	.952	.832	.722	.775
Net Realized and Unrealized Gain (Loss)
on Investments	6.849	8.633	11.168	(.199)	2.666	(5.638)
Total from Investment Operations	7.401	9.730	12.120	.633	3.388	(4.863)
Distributions
Dividends from Net Investment Income	(. 561)	(1.090)	(. 910)	(. 813)	(.718)	(. 857)
Distributions from Realized Capital Gains	—	—	—	—	—	—
Total Distributions	(. 561)	(1.090)	(. 910)	(. 813)	(.718)	(. 857)
Net Asset Value, End of Period	$65.66	$58.82	$50.18	$38.97	$39.15	$36.48

Total Return	12.64%	19.69%	31.40%	1.39%	9.37%	-11.15%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$2,562	$2,157	$1,591	$1,131	$1,199	$1,441
Ratio of Total Expenses to
Average Net Assets[1]	0.26%	0.26%	0.25%	0.21%	0.21%	0.21%
Ratio of Net Investment Income to
Average Net Assets	1.76%	2.00%	2.05%	1.89%	1.85%	2.42%
Portfolio Turnover Rate	140%	109%	102%	120%	94%	83%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.

1 Includes performance-based investment advisory fee increases (decreases) of 0.02%, 0.01%, 0.01%, (0.04%), (0.04%), and (0.04%).

See accompanying Notes, which are an integral part of the Financial Statements.

27

Growth and Income Fund

Notes to Financial Statements

Vanguard Growth and Income Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The aggregate notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the six months ended March 31, 2014, the fund’s average investments in long and short futures contracts represented 2% and 0% of net assets, respectively, based on quarterly average aggregate settlement values.

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (September 30, 2010–2013), and for the period ended March 31, 2014, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

28

Growth and Income Fund

5. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counter-parties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counter-party risk, in the absence of a default the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan.

6. Credit Facility: The fund and certain other funds managed by The Vanguard Group participate in a $2.89 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement which may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.06% of the undrawn amount of the facility, which are allocated to the funds in accordance with a methodology approved by the board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate equal to the higher of the Federal Funds Rate or LIBOR Reference Rate plus an agreed-upon spread.

The fund had no borrowings outstanding at March 31, 2014, or at any time during the period then ended.

7. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. D. E. Shaw Investment Management, L.L.C., and Los Angeles Capital Management and Equity Research, Inc., each provide investment advisory services to a portion of the fund for a fee calculated at an annual percentage rate of average net assets managed by the advisor. The basic fees of D. E.

29

Growth and Income Fund

Shaw Investment Management, L.L.C., and Los Angeles Capital Management and Equity Research, Inc., are subject to quarterly adjustments based on performance since September 30, 2011, relative to the S&P 500 Index.

The Vanguard Group provides investment advisory services to a portion of the fund on an at-cost basis; the fund paid Vanguard advisory fees of $314,000 for the six months ended March 31, 2014.

For the six months ended March 31, 2014, the aggregate investment advisory fee represented an effective annual basic rate of 0.10% of the fund’s average net assets, before an increase of $434,000 (0.02%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At March 31, 2014, the fund had contributed capital of $595,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.24% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

D. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of March 31, 2014, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	5,438,611	—	—
Temporary Cash Investments	137,267	7,099	—
Futures Contracts—Assets[1]	953	—	—
Total	5,576,831	7,099	—
1 Represents variation margin on the last day of the reporting period.

E. At March 31, 2014, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

				($000)
			Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
S&P 500 Index	June 2014	262	122,131	962
E-mini S&P 500 Index	June 2014	33	3,077	21
				983

30

Growth and Income Fund

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

F. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at September 30, 2013, the fund had available capital losses totaling $318,390,000 to offset future net capital gains through September 30, 2018. The fund will use these capital losses to offset net taxable capital gains, if any, realized during the year ending September 30, 2014; should the fund realize net capital losses for the year, the losses will be added to the loss carryforward balance above.

At March 31, 2014, the cost of investment securities for tax purposes was $4,681,681,000. Net unrealized appreciation of investment securities for tax purposes was $901,296,000, consisting of unrealized gains of $954,744,000 on securities that had risen in value since their purchase and $53,448,000 in unrealized losses on securities that had fallen in value since their purchase.

G. During the six months ended March 31, 2014, the fund purchased $3,673,236,000 of investment securities and sold $3,713,707,000 of investment securities, other than temporary cash investments.

H. Capital share transactions for each class of shares were:

	Six Months Ended			Year Ended
	March 31, 2014		September 30, 2013
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	104,266	2,703	212,836	6,415
Issued in Lieu of Cash Distributions	24,135	633	52,142	1,640
Redeemed	(307,944)	(8,018)	(648,240)	(19,450)
Net Increase (Decrease)—Investor Shares	(179,543)	(4,682)	(383,262)	(11,395)
Admiral Shares
Issued	246,980	3,932	485,483	8,814
Issued in Lieu of Cash Distributions	19,689	317	33,824	649
Redeemed	(120,056)	(1,903)	(242,396)	(4,496)
Net Increase (Decrease)—Admiral Shares	146,613	2,346	276,911	4,967

I. Management has determined that no material events or transactions occurred subsequent to March 31, 2014, that would require recognition or disclosure in these financial statements.

31

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

32

Six Months Ended March 31, 2014
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Growth and Income Fund	9/30/2013	3/31/2014	Period
Based on Actual Fund Return
Investor Shares	$1,000.00	$1,125.79	$1.96
Admiral Shares	1,000.00	1,126.36	1.38
Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,023.09	$1.87
Admiral Shares	1,000.00	1,023.64	1.31

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.37% for Investor Shares and 0.26% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

33

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Foreign Holdings. The percentage of a fund represented by securities or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

34

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

35

The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 179 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

InterestedTrustee[1]	and Delphi Automotive LLP (automotive components);
Senior Advisor at New Mountain Capital.
F. William McNabb III
Born 1957. Trustee Since July 2009. Chairman of the	Amy Gutmann
Board. Principal Occupation(s) During the Past Five	Born 1949. Trustee Since June 2006. Principal
Years: Chairman of the Board of The Vanguard Group,	Occupation(s) During the Past Five Years: President of
Inc., and of each of the investment companies served	the University of Pennsylvania; Christopher H. Browne
by The Vanguard Group, since January 2010; Director	Distinguished Professor of Political Science, School of
of The Vanguard Group since 2008; Chief Executive	Arts and Sciences, and Professor of Communication,
Officer and President of The Vanguard Group, and of	Annenberg School for Communication, with secondary
each of the investment companies served by The	faculty appointments in the Department of Philosophy,
Vanguard Group, since 2008; Director of Vanguard	School of Arts and Sciences, and at the Graduate
Marketing Corporation; Managing Director of The	School of Education, University of Pennsylvania;
Vanguard Group (1995–2008).	Trustee of the National Constitution Center; Chair
of the Presidential Commission for the Study of
Bioethical Issues.
IndependentTrustees
JoAnn Heffernan Heisen
Emerson U. Fullwood	Born 1950. Trustee Since July 1998. Principal
Born 1948. Trustee Since January 2008. Principal	Occupation(s) During the Past Five Years: Corporate
Occupation(s) During the Past Five Years: Executive	Vice President and Chief Global Diversity Officer
Chief Staff and Marketing Officer for North America	(retired 2008) and Member of the Executive
and Corporate Vice President (retired 2008) of Xerox	Committee (1997–2008) of Johnson & Johnson
Corporation (document management products and	(pharmaceuticals/medical devices/consumer
services); Executive in Residence and 2009–2010	products); Director of Skytop Lodge Corporation
Distinguished Minett Professor at the Rochester	(hotels), the University Medical Center at Princeton,
Institute of Technology; Director of SPX Corporation	the Robert Wood Johnson Foundation, and the Center
(multi-industry manufacturing), the United Way of	for Talent Innovation; Member of the Advisory Board
Rochester, Amerigroup Corporation (managed health	of the Maxwell School of Citizenship and Public Affairs
care), the University of Rochester Medical Center,	at Syracuse University.
Monroe Community College Foundation, and North
Carolina A&T University.	F. Joseph Loughrey
Born 1949. Trustee Since October 2009. Principal
Rajiv L. Gupta	Occupation(s) During the Past Five Years: President
Born 1945. Trustee Since December 2001.[2]	and Chief Operating Officer (retired 2009) of Cummins
Principal Occupation(s) During the Past Five Years:	Inc. (industrial machinery); Chairman of the Board
Chairman and Chief Executive Officer (retired 2009)	of Hillenbrand, Inc. (specialized consumer services),
and President (2006–2008) of Rohm and Haas Co.	and of Oxfam America; Director of SKF AB (industrial
(chemicals); Director of Tyco International, Ltd.	machinery), Hyster-Yale Materials Handling, Inc.
(diversified manufacturing and services), Hewlett-	(forklift trucks), the Lumina Foundation for Education,
Packard Co. (electronic computer manufacturing),

and the V Foundation for Cancer Research; Member	Executive Officers
of the Advisory Council for the College of Arts and
Letters and of the Advisory Board to the Kellogg	Glenn Booraem
Institute for International Studies, both at the	Born 1967. Controller Since July 2010. Principal
University of Notre Dame.	Occupation(s) During the Past Five Years: Principal
of The Vanguard Group, Inc.; Controller of each of
Mark Loughridge	the investment companies served by The Vanguard
Born 1953. Trustee Since March 2012. Principal	Group; Assistant Controller of each of the investment
Occupation(s) During the Past Five Years: Senior Vice	companies served by The Vanguard Group (2001–2010).
President and Chief Financial Officer (retired 2013)
at IBM (information technology services); Fiduciary	Thomas J. Higgins
Member of IBM’s Retirement Plan Committee (2004–	Born 1957. Chief Financial Officer Since September
2013); Member of the Council on Chicago Booth.	2008. Principal Occupation(s) During the Past Five
Years: Principal of The Vanguard Group, Inc.; Chief
Scott C. Malpass	Financial Officer of each of the investment companies
Born 1962. Trustee Since March 2012. Principal	served by The Vanguard Group; Treasurer of each of
Occupation(s) During the Past Five Years: Chief	the investment companies served by The Vanguard
Investment Officer and Vice President at the University	Group (1998–2008).
of Notre Dame; Assistant Professor of Finance at the
Mendoza College of Business at Notre Dame; Member	Kathryn J. Hyatt
of the Notre Dame 403(b) Investment Committee;	Born 1955. Treasurer Since November 2008. Principal
Board Member of TIFF Advisory Services, Inc.	Occupation(s) During the Past Five Years: Principal of
(investment advisor); Member of the Investment	The Vanguard Group, Inc.; Treasurer of each of the
Advisory Committees of the Financial Industry	investment companies served by The Vanguard
Regulatory Authority (FINRA) and of Major League	Group; Assistant Treasurer of each of the investment
Baseball.	companies served by The Vanguard Group (1988–2008).

André F. Perold	Heidi Stam
Born 1952. Trustee Since December 2004. Principal	Born 1956. Secretary Since July 2005. Principal
Occupation(s) During the Past Five Years: George	Occupation(s) During the Past Five Years: Managing
Gund Professor of Finance and Banking, Emeritus	Director of The Vanguard Group, Inc.; General Counsel
at the Harvard Business School (retired 2011);	of The Vanguard Group; Secretary of The Vanguard
Chief Investment Officer and Managing Partner of	Group and of each of the investment companies
HighVista Strategies LLC (private investment firm);	served by The Vanguard Group; Director and Senior
Director of Rand Merchant Bank; Overseer of the	Vice President of Vanguard Marketing Corporation.
Museum of Fine Arts Boston.
Vanguard Senior ManagementTeam
Alfred M. Rankin, Jr.
Born 1941. Trustee Since January 1993. Principal	Mortimer J. Buckley	Chris D. McIsaac
Occupation(s) During the Past Five Years: Chairman,	Kathleen C. Gubanich	Michael S. Miller
President, and Chief Executive Officer of NACCO	Paul A. Heller	James M. Norris
Industries, Inc. (housewares/lignite), and of Hyster-	Martha G. King	Glenn W. Reed
Yale Materials Handling, Inc. (forklift trucks); Chairman	John T. Marcante
of the Board of University Hospitals of Cleveland.

Peter F. Volanakis	Chairman Emeritus and Senior Advisor
Born 1955. Trustee Since July 2009. Principal
Occupation(s) During the Past Five Years: President	John J. Brennan
and Chief Operating Officer (retired 2010) of Corning	Chairman, 1996–2009
Incorporated (communications equipment); Trustee of	Chief Executive Officer and President, 1996–2008
Colby-Sawyer College; Member of the Advisory Board
of the Norris Cotton Cancer Center and of the Advisory	Founder
Board of the Parthenon Group (strategy consulting).
John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447	CFA® is a trademark owned by CFA Institute.
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People
With Hearing Impairment > 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper, a
Thomson Reuters Company, or Morningstar, Inc., unless
otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2014 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q932 052014

Semiannual Report | March 31, 2014

Vanguard Structured Equity Funds

Vanguard’s Principles for Investing Success

We want to give you the best chance of investment success. These principles, grounded in Vanguard’s research and experience, can put you on the right path

Goals. Create clear, appropriate investment goals.

Balance. Develop a suitable asset allocation using broadly diversified funds. Cost. Minimize cost.

Discipline. Maintain perspective and long-term discipline.

A single theme unites these principles: Focus on the things you can control.

We believe there is no wiser course for any investor.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Advisor’s Report.	7
Structured Large-Cap Equity Fund.	9
Structured Broad Market Fund.	23
About Your Fund’s Expenses.	38
Trustees Approve Advisory Arrangement.	40
Glossary.	41

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice.
Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
See the Glossary for definitions of investment terms used in this report.
About the cover: The ship’s wheel represents leadership and guidance, essential qualities in navigating difficult seas.
This one is a replica based on an 18th-century British vessel. The HMSVanguard, another ship of that era, served as the flagship for British Admiral Horatio Nelson when he defeated a French fleet at the Battle of the Nile.

Your Fund’s Total Returns

Six Months Ended March 31, 2014
Total
Returns
Vanguard Structured Large-Cap Equity Fund
Institutional Shares	14.14%
Institutional Plus Shares	14.17
S&P 500 Index	12.51
Large-Cap Core Funds Average	11.80
Large-Cap Core Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
Vanguard Structured Broad Market Fund
Institutional Shares	15.09%
Institutional Plus Shares	15.10
Russell 3000 Index	12.28
Multi-Cap Core Funds Average	11.19
Multi-Cap Core Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Institutional Shares and Institutional Plus Shares are available to certain institutional investors who meet specific administrative, service, and account-size criteria.

Your Fund’s Performance at a Glance
September 30, 2013, Through March 31, 2014
			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard Structured Large-Cap Equity Fund
Institutional Shares	$32.42	$36.35	$0.613	$0.000
Institutional Plus Shares	64.10	71.90	1.201	0.000
Vanguard Structured Broad Market Fund
Institutional Shares	$32.59	$35.43	$0.564	$1.374
Institutional Plus Shares	65.15	70.79	1.169	2.745

Chairman’s Letter

Dear Shareholder,

Stocks finished substantially higher for the six months ended March 31, 2014, although markets became choppier in the final three months. Initially, stocks were buoyed by solid corporate earnings, positive economic data, and continuing monetary support from the Federal Reserve. The outlook clouded as investors considered weather-affected economic data and bouts of political and economic instability in some emerging markets.

In this environment, Vanguard Structured Broad Market Fund, composed of stocks across the capitalization spectrum, returned 15.09%. It outdistanced its benchmark, the Russell 3000 Index, by nearly 3 percentage points and the average return of its peer group by nearly 4 points. (Returns cited in this letter are for Institutional Shares.)

Although large-cap stocks fared much the same as the overall market, Vanguard Structured Large-Cap Equity Fund didn’t find quite as many opportunities to outshine its benchmark as its broad market counterpart. The fund returned 14.14%, besting the return of its benchmark, the Standard & Poor’s 500 Index, by more than a percentage point and its peer group average by more than 2 points.

In both the Broad Market and Large-Cap Equity Funds, eight of the ten market sectors advanced by double digits. Industrials and information technology were among the top performers for both funds relative to their benchmark indexes, while telecommunication services and financials posted subpar returns.

Despite recent volatility, U.S. stocks were productive
The broad U.S. stock market recorded a gain of about 12% for the six months ended March 31, although it became increasingly rocky over the period’s second half. Corporate earnings, for the most part, continued to rise as the U.S. economy grew modestly.

The Fed’s stimulative bond-buying program has helped support the market for several years. But since January, the Fed has been making monthly cuts in its purchases, creating some apprehension among investors. Slow economic growth in China and the conflict in Ukraine have also caused market turbulence.

International stocks returned about 5%. The developed markets of Europe, where the economy has improved, posted strong results; the developed markets of the Pacific region and emerging markets were weaker.

Bonds reclaimed some ground following a difficult stretch
Over the six months, the broad U.S. taxable bond market returned 1.70%, a welcome result in view of the market’s struggles for much of calendar 2013. The yield of the 10-year Treasury note finished

Market Barometer

			Total Returns
		Periods Ended March 31, 2014
	Six	One	Five Years
	Months	Year	(Annualized)
Stocks
Russell 1000 Index (Large-caps)	12.48%	22.41%	21.73%
Russell 2000 Index (Small-caps)	9.94	24.90	24.31
Russell 3000 Index (Broad U.S. market)	12.28	22.61	21.93
FTSE All-World ex US Index (International)	5.25	12.50	15.93

Bonds
Barclays U.S. Aggregate Bond Index (Broad taxable market)	1.70%	-0.10%	4.80%
Barclays Municipal Bond Index (Broad tax-exempt market)	3.65	0.39	5.71
Citigroup Three-Month U.S. Treasury Bill Index	0.00	0.05	0.08

CPI
Consumer Price Index	0.92%	1.51%	2.13%

the half year at 2.72%, up from 2.63% at September’s end but down from nearly 3% on December 31. (Bond prices and yields move in opposite directions.)

Many bond investors have been focusing on the possibility of interest rates moving higher and the negative effect that would have on bond prices. However, there’s a

The appeal of low-cost investing is growing

Minimizing investment costs is a critical part of every investor’s toolkit. Why? Because every dollar paid for fund management expenses is simply a dollar less that can work on your behalf.

Put another way, the lower your mutual fund’s costs, the greater your share of the fund’s return.
Not surprisingly, research indicates that lower-cost investments have tended to outperform their higher-cost counterparts.

Investors are catching on to the value of lower-cost mutual funds. Funds with lower expense ratios dominated in attracting investment dollars over the decade ended December 31, 2012, according to a Vanguard research paper titled Costs Matter: Are Fund Investors Voting With
Their Feet? (You can read the paper at vanguard.com/matter.) And, as the chart below shows,
Vanguard’s leadership in keeping down costs for investors seems to have encouraged the industry to reduce its average costs—at least over the past decade.

Even so, Vanguard’s average expenses continue to be less than one-fifth the industry average:
0.19% versus 1.08% (as of December 31, 2013). That cost difference remains a powerful tool in the hands of Vanguard clients.

Vanguard fund costs remain far below industry average

Industry average expense ratio
Vanguard average expense ratio

Sources: Vanguard and Lipper, a Thomson Reuters Company.

flip side to rising rates. As noted recently by the new head of our Fixed Income Group, Greg Davis, long-term investors can benefit over time because “you’re going to be reinvesting those coupon payments and principal payments at higher rates.”

Municipal bonds returned 3.65% for the six months, another major improvement over calendar 2013, as investors waded back into the muni market. Many had fled last year when challenges surfaced for some issuers. For money market and savings accounts, returns remained meager because of the Fed’s target of 0%–0.25% for short-term interest rates.

International bond markets (as measured by the Barclays Global Aggregate Index ex USD) returned 2.05%.

Stocks flagged by the funds’ models generated benchmark-beating returns
The funds’ advisor, Vanguard Equity Investment Group, uses computer-driven quantitative models to select stocks for its Broad Market and Large-Cap Equity Funds from among those in their benchmarks. The models are built to identify stocks with characteristics that the advisor believes are most likely to produce above-average returns over the long term. The result is that each fund holds a narrower slice of its market, but without taking on significant additional risk through market-cap tilts or sector allocation strategies. The Broad Market Fund held about 210 stocks at the end of March, compared with about 3,000 in its benchmark. The Large-Cap Equity Fund held about 170, versus about 500 in its benchmark.

The advisor’s models were particularly successful in the industrials sector, which was responsible for more than one-quarter of each fund’s outperformance. The funds’ investments in defense-related stocks generated outsized returns despite federal spending cuts last year. Airline stocks were another bright spot, helped by industry consolidation and greater pricing power.

Both funds also tapped into pockets of outperformance in IT, in which computer hardware companies and semiconductor manufacturers stood out. The Broad Market Fund also did significantly better than its benchmark among software companies and service providers.

In some instances, the funds’ relative performance by sector diverged. Strength among a handful of companies active in oil and gas drilling and refining made energy one of the Broad Market Fund’s three best-performing sectors. Consumer staples had that role in the Large-Cap Equity Fund, thanks largely to strong returns from packaged-food producers as well as food and drug retailers.

In a few sectors, the models disappointed. Stock selection in financials and telecommunication services proved subpar for the Broad Market Fund, as did health care picks for the Large-Cap Equity Fund.

More information about the advisor’s management of the funds can be found in the Advisor’s Report that follows this letter.

Divining the future is tricky, but preparing for it is prudent
Predictions are often made but rarely come true. In an interview with our newsletter In The Vanguard, University of Pennsylvania professor Philip Tetlock noted, “As a whole, experts [are] slightly more accurate than the proverbial dart-throwing chimpanzee.”

Dr. Tetlock’s extensive research on the accuracy of predictions found that it’s best to think in terms of probabilities and to avoid bold, specific declarations about what the future holds. At Vanguard, we agree that forecasting the economy and capital markets should be leavened with modesty. Joe Davis, our chief economist, is fond of saying that we “treat the future with the humility it deserves.”

That’s why our economists don’t make the pinpoint projections that you’ll see elsewhere. Instead, using sophisticated statistical models, we provide a range and probability of potential outcomes—for example, the return of U.S. stocks. And we explain our rationale for such outcomes, allowing you to make better-informed decisions about risk and return.

In January, as they do each year, our economists issued Vanguard’s Economic and Investment Outlook. They also update their perspectives periodically and address significant developments, such as changes in Federal Reserve policy. (You can read our most recent outlook at vanguard.com/research.)

Our forecasts acknowledge that no one can envision every scenario. And that underlines one of Vanguard’s core investment principles: Develop a suitable asset allocation using broadly diversified funds. Having a balanced portfolio can help you get through unforeseen events and achieve your goals—even without a crystal ball.

As always, thank you for entrusting your assets to Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
April 17, 2014

Advisor’s Report

For the six-month period ended March 31, 2014, Vanguard Structured Large-Cap Equity Fund returned 14.14% for Institutional Shares and 14.17% for Institutional Plus Shares, outperforming its benchmark, the Standard & Poor’s 500 Index, by more than 1.6 percentage points.

Vanguard Structured Broad Market Fund returned 15.09% for Institutional Shares and 15.10% for Institutional Plus Shares, outperforming its benchmark, the Russell 3000 Index, by more than 2.8 percentage points.

The broad U.S. equity market was up about 12% for the period, with large-capitalization stocks showing more strength than smaller-caps. U.S. equities outpaced those of other developed countries, while emerging markets continued to underperform. Performance was strong across the broad U.S. stock market, with all ten sectors generating positive returns. Results were best in health care, information technology, and industrials. Telecommunication services, consumer discretionary, and consumer staples lagged.

The Federal Reserve announced reductions to its stimulative bond-buying programs. And Chairwoman Janet Yellen’s testimony to Congress suggested that tapering was likely to continue despite winter-related weakness in recent economic data. There were no major fiscal surprises during the period, and without new policy stimulus (and even with reductions), the economy seems to be improving. The Institute for Supply Management (ISM) Manufacturing Index has consistently been above 50—a reading that points to expansion. Annualized GDP growth has been in the range of 2% to 4%, in line with historical averages.

Globally, market participants have kept a nervous eye on the tensions in Ukraine. China has seen its growth rate decelerate as it goes through economic rebalancing to increase consumption and reduce investment; Latin America, in turn, has struggled because of China’s weaker demand. The uncertainty triggered by these developments has driven equity market volatility higher.

Although it’s important to understand how these macroeconomic factors affect overall portfolio performance, our approach to investing focuses on specific stock fundamentals. Our process compares stocks within industry groups to identify those with characteristics that we believe will enable them to outperform over the long run. We use a strict quantitative process that concentrates on a combination of valuation and other factors focused on fundamental growth. We then construct our portfolios, aiming to maximize return and minimize exposure to risks relative to our benchmark, such as market-cap risk, that our research indicates do not improve returns.

Over the period, the model’s effectiveness across sectors was strong. The Structured Large-Cap Equity Fund produced positive stock selection results in seven of the ten benchmark sectors, most strongly in industrials, consumer staples, and information technology. We underperformed in telecommunication services, health care, and financials. The Structured Broad Market Fund produced positive stock selection results in eight sectors, most beneficially in IT, industrials, and energy. We underperformed in financials and telecom.

Structured Large-Cap Equity Fund

Among individual stocks, the largest contributors were overweight positions in HewlettPackard, Tyson Foods, and Wynn Resorts. Relative to the fund’s benchmark, we benefited from underweighting or avoiding poorly performing stocks such as TwentyFirst Century Fox and Starbucks.

Unfortunately, we were not able to avoid all poor performers. Overweight positions in stocks including Best Buy, GameStop, and Western Union detracted from performance. Underweighting companies that our model’s fundamentals did not positively identify, such as Actavis and Corning, hurt our overall outperformance.

Structured Broad Market Fund

Among individual stocks, the largest contributors were overweight positions in Helmerich & Payne, HewlettPackard, and Endo International. Compared with the benchmark, we benefited from underweighting or avoiding poorly performing stocks such as Ford Motor and LinkedIn.

Overweight positions in Best Buy and Portfolio Recovery Associates detracted from results. Underweighting companies that our model’s fundamentals did not positively identify, such as Forest Laboratories and Illumina, hurt our overall outperformance.

The stockspecific risk we take in both portfolios has paid off so far this year, but risk can reward or punish us in the near term. We nevertheless believe that the funds offer a strong mix of stocks with attractive valuations and growth characteristics relative to their benchmarks.

We thank you for your investment and look forward to the second half of the fiscal year.

Portfolio Managers: James P. Stetler, Principal

James D. Troyer, CFA, Principal

Michael R. Roach, CFA

Vanguard Equity Investment Group April 22, 2014

Structured Large-Cap Equity Fund

Fund Profile
As of March 31, 2014

Share-Class Characteristics
	Institutional	Institutional
	Shares	Plus Shares
Ticker Symbol	VSLIX		VSLPX
Expense Ratio[1]	0.24%		0.17%
30-Day SEC Yield	1.87%		1.94%

Portfolio Characteristics
			DJ
			U.S.
			Total
			Market
		S&P 500	FA
	Fund	Index	Index
Number of Stocks	171	500	3,674
Median Market Cap	$60.0B	$66.3B	$43.7B
Price/Earnings Ratio	17.2x	18.6x	20.1x
Price/Book Ratio	2.7x	2.6x	2.6x
Return on Equity	18.7%	18.6%	17.2%
Earnings Growth
Rate	12.7%	12.1%	12.4%
Dividend Yield	2.1%	2.0%	1.9%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate
(Annualized)	72%	—	—
Short-Term Reserves	0.0%	—	—

Volatility Measures
		DJ
	U.S. Total
	S&P 500	Market
	Index	FA Index
R-Squared	0.99	0.98
Beta	1.01	0.96
These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)
Apple Inc.	Computer Hardware	2.4%
Johnson & Johnson	Pharmaceuticals	2.2
Exxon Mobil Corp.	Integrated Oil & Gas	2.0
Wells Fargo & Co.	Diversified Banks	1.8
General Electric Co.	Industrial
	Conglomerates	1.8
Pfizer Inc.	Pharmaceuticals	1.7
Microsoft Corp.	Systems Software	1.7
International Business	IT Consulting &
Machines Corp.	Other Services	1.7
Bank of America Corp.	Diversified Banks	1.6
Verizon Communications Integrated
Inc.	Telecommunication
	Services	1.5
Top Ten		18.4%
The holdings listed exclude any temporary cash investments and equity index products.

Investment Focus

1 The expense ratios shown are from the prospectus dated January 27, 2014. For the six months ended March 31, 2014, the annualized expense ratios were 0.24% for Institutional Shares and 0.17% for Institutional Plus Shares.

Structured Large-Cap Equity Fund

Sector Diversification (% of equity exposure)

			DJ
			U.S.
			Total
			Market
		S&P 500	FA
	Fund	Index	Index
Consumer Discretionary	11.9%	12.1%	12.8%
Consumer Staples	9.0	9.7	8.4
Energy	10.6	10.1	9.4
Financials	15.5	16.4	17.6
Health Care	14.2	13.4	13.0
Industrials	10.6	10.7	11.5
Information Technology	17.8	18.6	18.1
Materials	3.9	3.5	3.9
Telecommunication
Services	2.9	2.4	2.2
Utilities	3.6	3.1	3.1

Structured Large-Cap Equity Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): May 16, 2006, Through March 31, 2014

Structured Large-Cap Equity Fund Institutional Shares

S&P 500 Index

Note: For 2014, performance data reflect the six months ended March 31, 2014.

Average Annual Total Returns: Periods Ended March 31, 2014

	Inception	One	Five	Since
	Date	Year	Years	Inception
Institutional Shares	5/16/2006	22.61%	21.93%	7.17%
Institutional Plus Shares	5/15/2006	22.68	22.01	7.23

See Financial Highlights for dividend and capital gains information.

Structured Large-Cap Equity Fund

Financial Statements (unaudited)

Statement of Net Assets
As of March 31, 2014

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value
		Shares	($000)
Common Stocks (99.7%)[1]
Consumer Discretionary (11.9%)
	Home Depot Inc.	109,275	8,647
	Comcast Corp. Class A	168,100	8,408
	Lowe’s Cos. Inc.	122,850	6,007
	Viacom Inc. Class B	61,500	5,227
	Wynn Resorts Ltd.	19,900	4,421
	GameStop Corp. Class A	107,000	4,398
	Best Buy Co. Inc.	163,800	4,326
*	DIRECTV	55,900	4,272
	Goodyear Tire & Rubber Co.	161,900	4,230
	Whirlpool Corp.	27,300	4,080
	NIKE Inc. Class B	51,200	3,782
	Cablevision Systems Corp.
	Class A	218,300	3,683
	Walt Disney Co.	45,479	3,642
*	O’Reilly Automotive Inc.	24,000	3,561
	Macy’s Inc.	58,600	3,474
	Starwood Hotels & Resorts
	Worldwide Inc.	42,900	3,415
	TJX Cos. Inc.	54,000	3,275
	CBS Corp. Class B	43,480	2,687
*	Amazon.com Inc.	6,200	2,086
	Graham Holdings Co.
	Class B	2,200	1,548
	Time Warner Cable Inc.	11,200	1,536
	McDonald’s Corp.	6,547	642
	Comcast Corp.	10,525	513
	Johnson Controls Inc.	8,600	407
*	AutoZone Inc.	500	269
	BorgWarner Inc.	3,100	191
			88,727
Consumer Staples (9.0%)
	PepsiCo Inc.	109,592	9,151
	CVS Caremark Corp.	104,800	7,845
	Procter & Gamble Co.	80,594	6,496
	Kimberly-Clark Corp.	52,000	5,733
	Kroger Co.	118,700	5,181
	Archer-Daniels-Midland Co.	119,200	5,172
	Kraft Foods Group Inc.	89,266	5,008

		Market
		Value
	Shares	($000)
Tyson Foods Inc. Class A	105,500	4,643
Hershey Co.	40,100	4,187
Walgreen Co.	59,000	3,896
Coca-Cola Co.	79,880	3,088
Philip Morris International
Inc.	31,736	2,598
Wal-Mart Stores Inc.	26,946	2,060
Mondelez International Inc.
Class A	49,100	1,696
Altria Group Inc.	4,000	150
		66,904
Energy (10.5%)
Exxon Mobil Corp.	154,239	15,066
ConocoPhillips	108,359	7,623
Occidental Petroleum Corp.	75,200	7,166
Schlumberger Ltd.	70,325	6,857
EOG Resources Inc.	33,100	6,493
Chevron Corp.	53,256	6,333
Valero Energy Corp.	99,500	5,283
Devon Energy Corp.	74,600	4,993
Marathon Petroleum Corp.	57,200	4,979
Murphy Oil Corp.	69,800	4,388
Chesapeake Energy Corp.	158,200	4,053
Helmerich & Payne Inc.	33,500	3,603
Phillips 66	17,479	1,347
Hess Corp.	7,100	588
		78,772
Financials (15.5%)
Wells Fargo & Co.	271,635	13,511
Bank of America Corp.	696,253	11,976
American Express Co.	77,000	6,932
Goldman Sachs Group Inc.	40,100	6,570
Citigroup Inc.	132,025	6,284
JPMorgan Chase & Co.	100,379	6,094
Travelers Cos. Inc.	60,100	5,115
Ameriprise Financial Inc.	42,800	4,711
Fifth Third Bancorp	203,500	4,670
McGraw Hill Financial Inc.	57,100	4,357
Lincoln National Corp.	85,100	4,312
Simon Property Group Inc.	25,000	4,100

Structured Large-Cap Equity Fund

			Market
			Value
		Shares	($000)
*	Berkshire Hathaway Inc.
	Class B	31,305	3,912
	Unum Group	107,600	3,799
	Assurant Inc.	45,800	2,975
	Regions Financial Corp.	265,600	2,951
	BlackRock Inc.	9,200	2,893
	Public Storage	17,100	2,881
	General Growth Properties
	Inc.	106,700	2,347
*	Berkshire Hathaway Inc.
	Class A	11	2,061
	Ventas Inc.	30,800	1,866
*	E*TRADE Financial Corp.	76,200	1,754
	KeyCorp	117,100	1,668
	PNC Financial Services
	Group Inc.	14,800	1,288
	Kimco Realty Corp.	57,200	1,252
	Discover Financial Services	21,350	1,242
	ACE Ltd.	12,100	1,199
	Host Hotels & Resorts Inc.	47,300	957
	Chubb Corp.	10,000	893
	Capital One Financial Corp.	9,700	749
	Legg Mason Inc.	8,000	392
	Plum Creek Timber Co. Inc.	6,950	292
			116,003
Health Care (14.1%)
	Johnson & Johnson	164,446	16,153
	Pfizer Inc.	401,075	12,882
	AbbVie Inc.	142,168	7,307
	Medtronic Inc.	108,600	6,683
	Eli Lilly & Co.	111,987	6,591
*	Express Scripts Holding Co.	84,800	6,368
*	Celgene Corp.	41,200	5,751
	WellPoint Inc.	49,700	4,948
*	Gilead Sciences Inc.	68,100	4,826
	Cardinal Health Inc.	68,800	4,815
	CR Bard Inc.	29,200	4,321
	Cigna Corp.	46,600	3,902
*	Mylan Inc.	78,000	3,809
	Merck & Co. Inc.	59,244	3,363
	Zoetis Inc.	110,600	3,201
	Abbott Laboratories	70,400	2,711
	Amgen Inc.	18,200	2,245
	Thermo Fisher Scientific Inc.	16,100	1,936
*	Boston Scientific Corp.	78,000	1,055
*	Biogen Idec Inc.	3,300	1,009
	UnitedHealth Group Inc.	10,000	820
	McKesson Corp.	3,300	583
	Bristol-Myers Squibb Co.	4,000	208
	Allergan Inc.	1,500	186
			105,673
Industrials (10.6%)
	General Electric Co.	519,922	13,461
	Boeing Co.	58,900	7,391

			Market
			Value
		Shares	($000)
	United Parcel Service Inc.
	Class B	68,321	6,653
	Lockheed Martin Corp.	36,500	5,958
	General Dynamics Corp.	51,200	5,577
	Raytheon Co.	55,100	5,443
	Northrop Grumman Corp.	43,016	5,307
	Southwest Airlines Co.	208,900	4,932
	L-3 Communications
	Holdings Inc.	37,900	4,478
	Emerson Electric Co.	60,400	4,035
	Pitney Bowes Inc.	151,400	3,935
	Honeywell International Inc.	30,300	2,811
	Union Pacific Corp.	10,200	1,914
	3M Co.	14,000	1,899
	Delta Air Lines Inc.	52,600	1,823
	United Technologies Corp.	8,986	1,050
	Rockwell Automation Inc.	8,400	1,046
	Pentair Ltd.	9,000	714
	Fluor Corp.	8,500	661
			79,088
Information Technology (17.7%)
	Apple Inc.	33,382	17,917
	Microsoft Corp.	307,741	12,614
	International Business
	Machines Corp.	64,340	12,385
*	Google Inc. Class A	9,105	10,148
*	Facebook Inc. Class A	127,700	7,693
	Hewlett-Packard Co.	219,050	7,088
	MasterCard Inc. Class A	92,000	6,872
	Texas Instruments Inc.	131,000	6,177
	Accenture plc Class A	72,300	5,764
	Western Digital Corp.	54,100	4,967
	Intuit Inc.	61,300	4,765
	Seagate Technology plc	82,200	4,616
*	Electronic Arts Inc.	156,300	4,534
	Computer Sciences Corp.	70,300	4,276
	Harris Corp.	56,000	4,097
*	Micron Technology Inc.	109,700	2,596
	Motorola Solutions Inc.	39,250	2,523
	Oracle Corp.	53,488	2,188
	Applied Materials Inc.	95,700	1,954
	QUALCOMM Inc.	23,157	1,826
	Intel Corp.	69,953	1,806
	Western Union Co.	104,100	1,703
	Cisco Systems Inc.	67,015	1,502
	TE Connectivity Ltd.	19,000	1,144
	Visa Inc. Class A	4,800	1,036
*	Cognizant Technology
	Solutions Corp. Class A	9,600	486
			132,677
Materials (3.9%)
	Dow Chemical Co.	130,400	6,336
	EI du Pont de Nemours
	& Co.	91,500	6,140

Structured Large-Cap Equity Fund

		Market
		Value
	Shares	($000)
LyondellBasell Industries
NV Class A	64,800	5,763
PPG Industries Inc.	22,614	4,375
Avery Dennison Corp.	70,400	3,567
Ball Corp.	48,200	2,642
		28,823
Telecommunication Services (2.9%)
Verizon Communications
Inc.	242,196	11,522
AT&T Inc.	298,835	10,480
		22,002
Utilities (3.6%)
Dominion Resources Inc.	80,400	5,708
Edison International	91,900	5,202
American Electric Power
Co. Inc.	95,100	4,818
Exelon Corp.	132,300	4,440
Ameren Corp.	101,300	4,174
AES Corp.	111,100	1,586
Entergy Corp.	15,100	1,009
		26,937
Total Common Stocks
(Cost $578,249)		745,606
Temporary Cash Investments (0.3%)[1]
Money Market Fund (0.3%)
2 Vanguard Market Liquidity
Fund, 0.122%	2,236,666	2,237

	Face
	Amount
	($000)
U.S. Government and Agency Obligations (0.0%)
[3,4] Federal Home Loan Bank
Discount Notes,
0.079%, 4/30/14	200	200
Total Temporary Cash Investments
(Cost $2,437)		2,437
Total Investments (100.0%)
(Cost $580,686)		748,043

Market
Value
($000)
Other Assets and Liabilities (0.0%)
Other Assets	1,679
Liabilities	(1,875)
(196)
Net Assets (100%)	747,847

At March 31, 2014, net assets consisted of:
Amount
($000)
Paid-in Capital	650,128
Undistributed Net Investment Income	2,950
Accumulated Net Realized Losses	(72,601)
Unrealized Appreciation (Depreciation)
Investment Securities	167,357
Futures Contracts	13
Net Assets	747,847

Institutional Shares—Net Assets
Applicable to 1,540,282 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	55,987
Net Asset Value Per Share—
Institutional Shares	$36.35

Institutional Plus Shares—Net Assets
Applicable to 9,622,393 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	691,860
Net Asset Value Per Share—
Institutional Plus Shares	$71.90

See Note A in Notes to Financial Statements.
* Non-income-producing security.
1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 100.0% and 0.0%, respectively, of net assets.
2 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
3 The issuer operates under a congressional charter; its securities are generally neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government.
4 Securities with a value of $200,000 have been segregated as initial margin for open futures contracts.
See accompanying Notes, which are an integral part of the Financial Statements.

Structured Large-Cap Equity Fund

Statement of Operations

Six Months Ended
March 31, 2014
($000)
Investment Income
Income
Dividends	7,703
Interest[1]	2
Total Income	7,705
Expenses
The Vanguard Group—Note B
Investment Advisory Services	263
Management and Administrative—Institutional Shares	39
Management and Administrative—Institutional Plus Shares	265
Marketing and Distribution—Institutional Shares	5
Marketing and Distribution—Institutional Plus Shares	44
Custodian Fees	8
Total Expenses	624
Net Investment Income	7,081
Realized Net Gain (Loss)
Investment Securities Sold	48,153
Futures Contracts	227
Realized Net Gain (Loss)	48,380
Change in Unrealized Appreciation (Depreciation)
Investment Securities	37,918
Futures Contracts	33
Change in Unrealized Appreciation (Depreciation)	37,951
Net Increase (Decrease) in Net Assets Resulting from Operations	93,412
1 Interest income from an affiliated company of the fund was $1,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Structured Large-Cap Equity Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	March 31,	September 30,
	2014	2013
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	7,081	12,100
Realized Net Gain (Loss)	48,380	62,931
Change in Unrealized Appreciation (Depreciation)	37,951	21,069
Net Increase (Decrease) in Net Assets Resulting from Operations	93,412	96,100
Distributions
Net Investment Income
Institutional Shares	(930)	(313)
Institutional Plus Shares	(11,472)	(10,525)
Realized Capital Gain
Institutional Shares	—	—
Institutional Plus Shares	—	—
Total Distributions	(12,402)	(10,838)
Capital Share Transactions
Institutional Shares	(2,350)	34,877
Institutional Plus Shares	4,790	31,530
Net Increase (Decrease) from Capital Share Transactions	2,440	66,407
Total Increase (Decrease)	83,450	151,669
Net Assets
Beginning of Period	664,397	512,728
End of Period[1]	747,847	664,397
1 Net Assets—End of Period includes undistributed net investment income of $2,950,000 and $8,271,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Structured Large-Cap Equity Fund

Financial Highlights

Institutional Shares
	Six Months
	Ended
For a Share Outstanding	March 31,			Year Ended September 30,
Throughout Each Period	2014	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$32.42	$27.83	$21.49	$20.97	$19.47	$22.56
Investment Operations
Net Investment Income	. 335	. 618	. 531	. 428[1]	.366	.546
Net Realized and Unrealized Gain (Loss)
on Investments	4.208	4.542	6.306	.458	1.505	(2.993)
Total from Investment Operations	4.543	5.160	6.837	.886	1.871	(2.447)
Distributions
Dividends from Net Investment Income	(. 613)	(. 570)	(. 497)	(. 366)	(. 371)	(. 643)
Distributions from Realized Capital Gains	—	—	—	—	—	—
Total Distributions	(. 613)	(. 570)	(. 497)	(. 366)	(. 371)	(. 643)
Net Asset Value, End of Period	$36.35	$32.42	$27.83	$21.49	$20.97	$19.47

Total Return	14.14%	18.93%	32.32%	4.14%	9.68%	-10.25%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$56	$52	$15	$12	$95	$106
Ratio of Total Expenses to
Average Net Assets	0.24%	0.24%	0.24%	0.24%	0.24%	0.25%
Ratio of Net Investment Income to
Average Net Assets	1.94%	2.09%	2.10%	1.95%	1.86%	2.33%
Portfolio Turnover Rate	72%	62%	64%	67%	61%	80%[2]

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.

1 Calculated based on average shares outstanding.

2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares.

See accompanying Notes, which are an integral part of the Financial Statements.

Structured Large-Cap Equity Fund

Financial Highlights

Institutional Plus Shares
	Six Months
	Ended
For a Share Outstanding	March 31,			Year Ended September 30,
Throughout Each Period	2014	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$64.10	$55.02	$42.48	$41.98	$38.97	$45.15
Investment Operations
Net Investment Income	.690	1.207	1.084	.910[1]	.768	1.116
Net Realized and Unrealized Gain (Loss)
on Investments	8.311	9.037	12.466	.906	3.014	(5.980)
Total from Investment Operations	9.001	10.244	13.550	1.816	3.782	(4.864)
Distributions
Dividends from Net Investment Income	(1.201)	(1.164)	(1.010)	(1.316)	(.772)	(1.316)
Distributions from Realized Capital Gains	—	—	—	—	—	—
Total Distributions	(1.201)	(1.164)	(1.010)	(1.316)	(.772)	(1.316)
Net Asset Value, End of Period	$71.90	$64.10	$55.02	$42.48	$41.98	$38.97

Total Return	14.17%	19.02%	32.42%	4.18%	9.78%	-10.16%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$692	$612	$497	$379	$570	$467
Ratio of Total Expenses to
Average Net Assets	0.17%	0.17%	0.17%	0.17%	0.17%	0.17%
Ratio of Net Investment Income to
Average Net Assets	2.01%	2.16%	2.17%	2.02%	1.93%	2.41%
Portfolio Turnover Rate	72%	62%	64%	67%	61%	80%[2]

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.

1 Calculated based on average shares outstanding.

2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares.

See accompanying Notes, which are an integral part of the Financial Statements.

Structured Large-Cap Equity Fund

Notes to Financial Statements

Vanguard Structured Large-Cap Equity Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Institutional Shares and Institutional Plus Shares. Institutional Shares and Institutional Plus Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The aggregate notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the six months ended March 31, 2014, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on quarterly average aggregate settlement values.

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (September 30, 2010–2013), and for the period ended March 31, 2014, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

Structured Large-Cap Equity Fund

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Credit Facility: The fund and certain other funds managed by The Vanguard Group participate in a $2.89 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement, which may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.06% of the undrawn amount of the facility, which are allocated to the funds in accordance with a methodology approved by the board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate equal to the higher of the Federal Funds Rate or LIBOR Reference Rate plus an agreed-upon spread.

The fund had no borrowings outstanding at March 31, 2014, or at any time during the period then ended.

6. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At March 31, 2014, the fund had contributed capital of $80,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.03% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

Structured Large-Cap Equity Fund

The following table summarizes the market value of the fund’s investments as of March 31, 2014, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	745,606	—	—
Temporary Cash Investments	2,237	200	—
Futures Contracts—Assets[1]	16	—	—
Total	747,859	200	—
1 Represents variation margin on the last day of the reporting period.

D. At March 31, 2014, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

				($000)
			Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
S&P 500 Index	June 2014	4	1,865	11
E-mini S&P 500 Index	June 2014	4	373	2
				13

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at September 30, 2013, the fund had available capital losses totaling $121,009,000 to offset future net capital gains of $8,299,000 through September 30, 2017, and $112,710,000 through September 30, 2018. The fund will use these capital losses to offset net taxable capital gains, if any, realized during the year ending September 30, 2014; should the fund realize net capital losses for the year, the losses will be added to the loss carryforward balance above.

At March 31, 2014, the cost of investment securities for tax purposes was $580,686,000. Net unrealized appreciation of investment securities for tax purposes was $167,357,000, consisting of unrealized gains of $169,641,000 on securities that had risen in value since their purchase and $2,284,000 in unrealized losses on securities that had fallen in value since their purchase.

Structured Large-Cap Equity Fund

F. During the six months ended March 31, 2014, the fund purchased $256,053,000 of investment securities and sold $258,357,000 of investment securities, other than temporary cash investments.

G. Capital share transactions for each class of shares were:

	Six Months Ended			Year Ended
	March 31, 2014		September 30, 2013
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Institutional Shares
Issued	3,117	91	38,717	1,188
Issued in Lieu of Cash Distributions	696	20	—	—
Redeemed	(6,163)	(179)	(3,840)	(129)
Net Increase (Decrease)—Institutional Shares	(2,350)	(68)	34,877	1,059
Institutional Plus Shares
Issued	532	8	27,997	444
Issued in Lieu of Cash Distributions	4,258	63	3,533	66
Redeemed	—	—	—	—
Net Increase (Decrease)—Institutional Plus Shares	4,790	71	31,530	510

At March 31, 2014, two shareholders were each a record or beneficial owner of 35% or more of the fund’s net assets, with a combined ownership of 93%. If one of these shareholders were to redeem its investment in the fund, the redemption might result in an increase in the fund’s expense ratio, cause the fund to incur higher transaction costs, or lead to the realization of taxable capital gains.

H. Management has determined that no material events or transactions occurred subsequent to March 31, 2014, that would require recognition or disclosure in these financial statements.

Structured Broad Market Fund

Fund Profile
As of March 31, 2014

Share-Class Characteristics
	Institutional	Institutional
	Shares	Plus Shares
Ticker Symbol	VSBMX		VSBPX
Expense Ratio[1]	0.25%		0.18%
30-Day SEC Yield	1.63%		1.70%

Portfolio Characteristics
			DJ
			U.S.
			Total
		Russell	Market
		3000	FA
	Fund	Index	Index
Number of Stocks	214	2,992	3,674
Median Market Cap	$37.9B	$46.1B	$43.7B
Price/Earnings Ratio	17.6x	20.0x	20.1x
Price/Book Ratio	2.8x	2.6x	2.6x
Return on Equity	17.1%	17.3%	17.2%
Earnings Growth
Rate	14.3%	12.5%	12.4%
Dividend Yield	1.8%	1.9%	1.9%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate
(Annualized)	62%	—	—
Short-Term Reserves	0.0%	—	—

Volatility Measures
		DJ
	Russell	U.S. Total
	3000	Market
	Index	FA Index
R-Squared	0.99	0.99
Beta	1.06	1.06
These measures show the degree and timing of the fund’s
fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)
Apple Inc.	Computer Hardware	1.8%
Johnson & Johnson	Pharmaceuticals	1.8
General Electric Co.	Industrial
	Conglomerates	1.7
Wells Fargo & Co.	Diversified Banks	1.6
Exxon Mobil Corp.	Integrated Oil & Gas	1.5
Pfizer Inc.	Pharmaceuticals	1.4
Bank of America Corp.	Diversified Banks	1.4
Verizon Communications Integrated
Inc.	Telecommunication
	Services	1.4
AT&T Inc.	Integrated
	Telecommunication
	Services	1.2
International Business	IT Consulting &
Machines Corp.	Other Services	1.2
Top Ten		15.0%
The holdings listed exclude any temporary cash investments and equity index products.

Investment Focus

1 The expense ratios shown are from the prospectus dated January 27, 2014. For the six months ended March 31, 2014, the annualized expense ratios were 0.24% for Institutional Shares and 0.17% for Institutional Plus Shares.

Structured Broad Market Fund

Sector Diversification (% of equity exposure)

			DJ
			U.S.
			Total
		Russell	Market
		3000	FA
	Fund	Index	Index
Consumer Discretionary	12.1%	12.9%	12.8%
Consumer Staples	8.5	8.4	8.4
Energy	9.1	9.3	9.4
Financials	16.7	17.6	17.6
Health Care	13.8	13.0	13.0
Industrials	11.2	11.5	11.5
Information Technology	18.2	18.2	18.1
Materials	4.3	3.8	3.9
Telecommunication
Services	2.7	2.2	2.2
Utilities	3.4	3.1	3.1

Structured Broad Market Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): November 30, 2006, Through March 31, 2014

Structured Broad Market Fund Institutional Shares

Russell 3000 Index

Note: For 2014, performance data reflect the six months ended March 31, 2014.

Average Annual Total Returns: Periods Ended March 31, 2014

	Inception	One	Five	Since
	Date	Year	Years	Inception
Institutional Shares	11/30/2006	25.45%	23.10%	6.72%
Institutional Plus Shares	5/3/2004	25.52	23.18	8.38

The fund commenced operations as a registered investment company on October 3, 2006. The fund’s performance includes the performance of a predecessor trust, Vanguard Fiduciary Trust Company Structured Broad Market Trust, from May 3, 2004, to October 3, 2006.

See Financial Highlights for dividend and capital gains information.

Structured Broad Market Fund

Financial Statements (unaudited)

Statement of Net Assets
As of March 31, 2014

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value
		Shares	($000)
Common Stocks (99.5%)[1]
Consumer Discretionary (12.1%)
	Home Depot Inc.	68,400	5,412
	Comcast Corp. Class A	94,891	4,746
	Lowe’s Cos. Inc.	82,200	4,020
	TJX Cos. Inc.	64,300	3,900
	Viacom Inc. Class B	43,600	3,706
	CBS Corp. Class B	58,900	3,640
	Macy’s Inc.	59,800	3,546
	NIKE Inc. Class B	44,600	3,294
*	O’Reilly Automotive Inc.	21,900	3,250
	Las Vegas Sands Corp.	38,500	3,110
	Goodyear Tire & Rubber Co.	118,600	3,099
	Whirlpool Corp.	20,700	3,094
	Wynn Resorts Ltd.	13,200	2,932
	Gap Inc.	73,100	2,928
	Cablevision Systems Corp.
	Class A	163,200	2,753
	Hanesbrands Inc.	24,100	1,843
*	Red Robin Gourmet
	Burgers Inc.	23,100	1,656
	Best Buy Co. Inc.	56,300	1,487
	GameStop Corp. Class A	32,700	1,344
*	Jack in the Box Inc.	19,800	1,167
	Time Warner Cable Inc.	7,600	1,043
*	Tower International Inc.	38,100	1,037
*	DIRECTV	13,500	1,032
	Walt Disney Co.	9,700	777
*	Amazon.com Inc.	2,000	673
*	Starz	15,782	509
	Domino’s Pizza Inc.	5,500	423
*	Visteon Corp.	2,400	212
			66,633
Consumer Staples (8.4%)
	CVS Caremark Corp.	65,000	4,866
	PepsiCo Inc.	56,300	4,701
	Archer-Daniels-Midland Co.	84,600	3,671
	Tyson Foods Inc. Class A	81,900	3,604
*	Pilgrim’s Pride Corp.	164,050	3,432
	Kroger Co.	77,300	3,374

			Market
			Value
		Shares	($000)
	Kraft Foods Group Inc.	59,400	3,332
	Procter & Gamble Co.	39,351	3,172
	Nu Skin Enterprises Inc.
	Class A	36,400	3,016
	Kimberly-Clark Corp.	24,600	2,712
	Walgreen Co.	35,700	2,357
	Andersons Inc.	39,750	2,355
	Altria Group Inc.	51,800	1,939
	Coca-Cola Co.	33,780	1,306
	Philip Morris International
	Inc.	14,550	1,191
	Wal-Mart Stores Inc.	8,465	647
*	Rite Aid Corp.	65,000	408
	Sanderson Farms Inc.	3,900	306
			46,389
Energy (9.0%)
	Exxon Mobil Corp.	86,220	8,422
	ConocoPhillips	68,240	4,801
	EOG Resources Inc.	22,000	4,316
	Chevron Corp.	32,565	3,872
	Valero Energy Corp.	69,900	3,712
	Devon Energy Corp.	51,600	3,453
	Helmerich & Payne Inc.	30,500	3,280
	Hess Corp.	39,100	3,241
	Chesapeake Energy Corp.	120,000	3,074
*	SEACOR Holdings Inc.	31,800	2,748
	Cimarex Energy Co.	22,800	2,716
	Murphy Oil Corp.	38,800	2,439
	Occidental Petroleum Corp.	20,200	1,925
	Phillips 66	13,870	1,069
	Schlumberger Ltd.	5,810	566
			49,634
Financials (16.6%)
	Wells Fargo & Co.	181,370	9,021
	Bank of America Corp.	444,300	7,642
	American Express Co.	54,100	4,871
	Goldman Sachs Group Inc.	27,200	4,457
	PNC Financial Services
	Group Inc.	46,600	4,054
	Fifth Third Bancorp	157,000	3,603

Structured Broad Market Fund

			Market
			Value
		Shares	($000)
	Allstate Corp.	59,800	3,383
	Travelers Cos. Inc.	38,500	3,276
	Ameriprise Financial Inc.	29,600	3,258
	Lincoln National Corp.	63,400	3,212
	Everest Re Group Ltd.	19,700	3,015
	State Street Corp.	42,800	2,977
*	Berkshire Hathaway Inc.
	Class B	23,500	2,937
	JPMorgan Chase & Co.	47,336	2,874
	Discover Financial Services	45,400	2,642
	Citigroup Inc.	54,300	2,585
	Regions Financial Corp.	229,400	2,549
	Simon Property Group Inc.	14,700	2,411
	Public Storage	10,400	1,752
	US Bancorp	40,250	1,725
	Host Hotels & Resorts Inc.	71,400	1,445
	RLJ Lodging Trust	50,400	1,348
*	Howard Hughes Corp.	8,800	1,256
	Omega Healthcare
	Investors Inc.	34,900	1,170
	Ventas Inc.	19,000	1,151
	Nelnet Inc. Class A	27,800	1,137
	Kimco Realty Corp.	48,700	1,066
	Assurant Inc.	16,200	1,052
	Corrections Corp. of
	America	31,800	996
	Weingarten Realty Investors	31,500	945
	Brandywine Realty Trust	64,400	931
	Retail Properties of America
	Inc.	66,900	906
*	World Acceptance Corp.	11,256	845
	Geo Group Inc.	22,800	735
	Waddell & Reed Financial
	Inc. Class A	8,000	589
	Universal Insurance
	Holdings Inc.	44,500	565
	KeyCorp	39,600	564
	Montpelier Re Holdings Ltd.	17,100	509
	General Growth Properties
	Inc.	20,600	453
*	Realogy Holdings Corp.	8,800	382
	WP Carey Inc.	6,300	378
	XL Group plc Class A	10,100	316
*	E*TRADE Financial Corp.	12,400	285
	Hospitality Properties Trust	8,700	250
*	United Community Banks
	Inc.	5,800	113
*	RE/MAX Holdings Inc.	3,500	101
			91,732
Health Care (13.8%)
	Johnson & Johnson	100,907	9,912
	Pfizer Inc.	238,258	7,653
	AbbVie Inc.	93,600	4,811
	Medtronic Inc.	71,300	4,388
	Eli Lilly & Co.	73,620	4,333
	McKesson Corp.	22,900	4,044

			Market
			Value
		Shares	($000)
*	Celgene Corp.	27,300	3,811
	WellPoint Inc.	35,200	3,504
	Cigna Corp.	40,100	3,358
	Cardinal Health Inc.	47,900	3,352
	CR Bard Inc.	21,200	3,137
*	Mylan Inc.	63,100	3,081
*	Endo Health Solutions Inc.	41,900	2,876
*	Covance Inc.	26,200	2,722
	Omnicare Inc.	44,600	2,661
*	Biogen Idec Inc.	8,500	2,600
*	Charles River Laboratories
	International Inc.	42,600	2,571
*	Gilead Sciences Inc.	25,600	1,814
	Abbott Laboratories	38,000	1,463
	Merck & Co. Inc.	23,983	1,362
*	Boston Scientific Corp.	81,100	1,097
	Amgen Inc.	5,200	641
*	Salix Pharmaceuticals Ltd.	5,000	518
*	Alliance HealthCare
	Services Inc.	6,900	231
			75,940
Industrials (11.1%)
	General Electric Co.	356,980	9,242
	Boeing Co.	39,950	5,013
	Union Pacific Corp.	21,900	4,110
	Lockheed Martin Corp.	25,000	4,081
	Delta Air Lines Inc.	112,600	3,902
	Raytheon Co.	39,400	3,892
	General Dynamics Corp.	34,600	3,769
	Northrop Grumman Corp.	30,130	3,717
	Alaska Air Group Inc.	32,300	3,014
	Huntington Ingalls
	Industries Inc.	27,600	2,822
	Masco Corp.	125,700	2,792
	Honeywell International Inc.	27,000	2,504
	Rockwell Automation Inc.	17,500	2,180
*	United Rentals Inc.	20,400	1,937
	United Parcel Service Inc.
	Class B	17,300	1,685
	Pitney Bowes Inc.	56,700	1,474
	Towers Watson & Co.
	Class A	10,900	1,243
	Southwest Airlines Co.	48,200	1,138
	L-3 Communications
	Holdings Inc.	6,800	803
	Trinity Industries Inc.	9,700	699
*	WABCO Holdings Inc.	6,000	633
*	AECOM Technology Corp.	15,000	483
*	United Continental Holdings
	Inc.	7,500	335
			61,468
Information Technology (18.1%)
	Apple Inc.	18,720	10,048
	International Business
	Machines Corp.	33,442	6,437

Structured Broad Market Fund

			Market
			Value
		Shares	($000)
	Microsoft Corp.	140,897	5,775
*	Facebook Inc. Class A	86,300	5,199
*	Google Inc. Class A	4,480	4,993
	MasterCard Inc. Class A	64,500	4,818
	Hewlett-Packard Co.	148,100	4,793
	Texas Instruments Inc.	83,100	3,918
	Western Digital Corp.	38,900	3,572
*	Alliance Data Systems
	Corp.	12,100	3,297
	Computer Sciences Corp.	50,800	3,090
*	Take-Two Interactive
	Software Inc.	139,100	3,050
*	Advanced Micro Devices
	Inc.	730,200	2,928
	Motorola Solutions Inc.	44,200	2,842
	Anixter International Inc.	27,400	2,782
*	Freescale Semiconductor
	Ltd.	110,900	2,707
*	Unisys Corp.	88,000	2,680
*	Gartner Inc.	37,400	2,597
*	Ubiquiti Networks Inc.	55,400	2,519
*	Manhattan Associates Inc.	66,400	2,326
*	Electronic Arts Inc.	74,000	2,147
	Heartland Payment
	Systems Inc.	50,900	2,110
	Harris Corp.	27,900	2,041
*	VMware Inc. Class A	17,500	1,890
	CDW Corp.	66,600	1,827
*	Brocade Communications
	Systems Inc.	148,800	1,579
*	ON Semiconductor Corp.	134,400	1,263
	Intuit Inc.	15,000	1,166
	Broadridge Financial
	Solutions Inc.	24,500	910
*	Aspen Technology Inc.	18,500	784
	Oracle Corp.	15,848	648
	Intel Corp.	19,390	500
	Lexmark International Inc.
	Class A	10,200	472
	QUALCOMM Inc.	5,900	465
	Cisco Systems Inc.	17,850	400
	Applied Materials Inc.	15,000	306
	Symantec Corp.	15,200	304
*	Applied Micro Circuits Corp.	21,700	215
	LSI Corp.	13,900	154
	Visa Inc. Class A	500	108
			99,660
Materials (4.3%)
	Dow Chemical Co.	86,900	4,222
	LyondellBasell Industries
	NV Class A	43,400	3,860
	PPG Industries Inc.	18,650	3,608
	Packaging Corp. of America	44,000	3,096
	Sherwin-Williams Co.	9,900	1,952

		Market
		Value
	Shares	($000)
EI du Pont de Nemours &
Co.	26,700	1,792
International Paper Co.	33,600	1,542
Avery Dennison Corp.	29,100	1,474
Westlake Chemical Corp.	17,600	1,165
Scotts Miracle-Gro Co.
Class A	14,800	907
		23,618
Telecommunication Services (2.7%)
Verizon Communications
Inc.	158,457	7,538
AT&T Inc.	191,929	6,731
* FairPoint Communications
Inc.	50,300	684
		14,953
Utilities (3.4%)
Exelon Corp.	114,300	3,836
Edison International	65,200	3,691
Ameren Corp.	73,400	3,024
AES Corp.	200,600	2,865
PG&E Corp.	56,900	2,458
American Electric Power
Co. Inc.	38,200	1,935
Dominion Resources Inc.	14,000	994
		18,803
Total Common Stocks
(Cost $412,560)		548,830
Temporary Cash Investments (0.5%)[1]
Money Market Fund (0.4%)
2 Vanguard Market Liquidity
Fund, 0.122%	2,303,010	2,303

Face
Amount
($000)
U.S. Government and Agency Obligations (0.1%)

[3,4] Federal Home Loan Bank
Discount Notes, 0.050%,
5/30/14	300	300
[3,5] Freddie Mac Discount
Notes, 0.105%, 6/18/14	100	100
		400
Total Temporary Cash Investments
(Cost $2,703)		2,703
Total Investments (100.0%)
(Cost $415,263)		551,533
Other Assets and Liabilities (0.0%)
Other Assets		981
Liabilities		(882)
		99
Net Assets (100%)		551,632

Structured Broad Market Fund

At March 31, 2014, net assets consisted of:
Amount
($000)
Paid-in Capital	388,554
Undistributed Net Investment Income	1,928
Accumulated Net Realized Gains	24,861
Unrealized Appreciation (Depreciation)
Investment Securities	136,270
Futures Contracts	19
Net Assets	551,632

Institutional Shares—Net Assets
Applicable to 674,633 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	23,900
Net Asset Value Per Share—
Institutional Shares	$35.43

Institutional Plus Shares—Net Assets
Applicable to 7,454,603 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	527,732
Net Asset Value Per Share—
Institutional Plus Shares	$70.79

See Note A in Notes to Financial Statements.
* Non-income-producing security.
1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 100.0% and 0.0%, respectively, of net assets.
2 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
3 Securities with a value of $300,000 have been segregated as initial margin for open futures contracts.
4 The issuer operates under a congressional charter; its securities are generally neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government.
5 The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
See accompanying Notes, which are an integral part of the Financial Statements.

Structured Broad Market Fund

Statement of Operations

Six Months Ended
March 31, 2014
($000)
Investment Income
Income
Dividends	5,016
Interest[1]	2
Total Income	5,018
Expenses
The Vanguard Group—Note B
Investment Advisory Services	241
Management and Administrative—Institutional Shares	14
Management and Administrative—Institutional Plus Shares	152
Marketing and Distribution—Institutional Shares	—
Marketing and Distribution—Institutional Plus Shares	32
Custodian Fees	6
Total Expenses	445
Net Investment Income	4,573
Realized Net Gain (Loss)
Investment Securities Sold	29,683
Futures Contracts	257
Realized Net Gain (Loss)	29,940
Change in Unrealized Appreciation (Depreciation)
Investment Securities	37,553
Futures Contracts	45
Change in Unrealized Appreciation (Depreciation)	37,598
Net Increase (Decrease) in Net Assets Resulting from Operations	72,111
1 Interest income from an affiliated company of the fund was $1,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Structured Broad Market Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	March 31,	September 30,
	2014	2013
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	4,573	8,642
Realized Net Gain (Loss)	29,940	52,044
Change in Unrealized Appreciation (Depreciation)	37,598	28,374
Net Increase (Decrease) in Net Assets Resulting from Operations	72,111	89,060
Distributions
Net Investment Income
Institutional Shares	(270)	(156)
Institutional Plus Shares	(8,224)	(8,303)
Realized Capital Gain[1]
Institutional Shares	(657)	—
Institutional Plus Shares	(19,311)	—
Total Distributions	(28,462)	(8,459)
Capital Share Transactions
Institutional Shares	6,680	5,441
Institutional Plus Shares	20,694	7,941
Net Increase (Decrease) from Capital Share Transactions	27,374	13,382
Total Increase (Decrease)	71,023	93,983
Net Assets
Beginning of Period	480,609	386,626
End of Period[2]	551,632	480,609

1 Includes fiscal 2014 short-term gain distributions totaling $1,585,000. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

2 Net Assets—End of Period includes undistributed net investment income of $1,928,000 and $5,849,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Structured Broad Market Fund

Financial Highlights

Institutional Shares
	Six Months
	Ended
For a Share Outstanding	March 31,			Year Ended September 30,
Throughout Each Period	2014	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$32.59	$27.10	$21.03	$20.70	$18.99	$21.53
Investment Operations
Net Investment Income	. 302	. 573	. 544	. 385[1]	.376	.352[1]
Net Realized and Unrealized Gain (Loss)
on Investments	4.476	5.492	5.973	.338	1.672	(2.500)
Total from Investment Operations	4.778	6.065	6.517	.723	2.048	(2.148)
Distributions
Dividends from Net Investment Income	(. 564)	(. 575)	(. 447)	(. 393)	(. 338)	(. 392)
Distributions from Realized Capital Gains	(1.374)	—	—	—	—	—
Total Distributions	(1.938)	(. 575)	(. 447)	(. 393)	(. 338)	(. 392)
Net Asset Value, End of Period	$35.43	$32.59	$27.10	$21.03	$20.70	$18.99

Total Return	15.09%	22.85%	31.43%	3.37%	10.88%	-9.67%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$24	$16	$7	$6	$5	$4
Ratio of Total Expenses to
Average Net Assets	0.24%	0.24%	0.24%	0.24%	0.24%	0.25%
Ratio of Net Investment Income to
Average Net Assets	1.74%	1.94%	2.19%	1.64%	1.91%	2.15%
Portfolio Turnover Rate	62%	63%	58%	56%	52%	62%
The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Calculated based on average shares outstanding.

See accompanying Notes, which are an integral part of the Financial Statements.

Structured Broad Market Fund

Financial Highlights

Institutional Plus Shares
	Six Months
	Ended
For a Share Outstanding	March 31,			Year Ended September 30,
Throughout Each Period	2014	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$65.15	$54.17	$42.02	$41.36	$37.94	$43.07
Investment Operations
Net Investment Income	.623	1.186	1.122	.796[1]	.778	.725[1]
Net Realized and Unrealized Gain (Loss)
on Investments	8.931	10.980	11.951	.672	3.343	(5.006)
Total from Investment Operations	9.554	12.166	13.073	1.468	4.121	(4.281)
Distributions
Dividends from Net Investment Income	(1.169)	(1.186)	(.923)	(.808)	(.701)	(.849)
Distributions from Realized Capital Gains	(2.745)	—	—	—	—	—
Total Distributions	(3.914)	(1.186)	(.923)	(.808)	(.701)	(.849)
Net Asset Value, End of Period	$70.79	$65.15	$54.17	$42.02	$41.36	$37.94

Total Return	15.10%	22.95%	31.56%	3.43%	10.96%	-9.60%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$528	$465	$379	$290	$304	$275
Ratio of Total Expenses to
Average Net Assets	0.17%	0.17%	0.17%	0.17%	0.17%	0.17%
Ratio of Net Investment Income to
Average Net Assets	1.81%	2.01%	2.26%	1.71%	1.98%	2.23%
Portfolio Turnover Rate	62%	63%	58%	56%	52%	62%
The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Calculated based on average shares outstanding.

See accompanying Notes, which are an integral part of the Financial Statements.

Structured Broad Market Fund

Notes to Financial Statements

Vanguard Structured Broad Market Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Institutional Shares and Institutional Plus Shares. Institutional Shares and Institutional Plus Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The aggregate notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the six months ended March 31, 2014, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on quarterly average aggregate settlement values.

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (September 30, 2010–2013), and for the period ended March 31, 2014, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

Structured Broad Market Fund

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Credit Facility: The fund and certain other funds managed by The Vanguard Group participate in a $2.89 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement, which may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.06% of the undrawn amount of the facility, which are allocated to the funds in accordance with a methodology approved by the board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate equal to the higher of the Federal Funds Rate or LIBOR Reference Rate plus an agreed-upon spread.

The fund had no borrowings outstanding at March 31, 2014, or at any time during the period then ended.

6. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At March 31, 2014, the fund had contributed capital of $59,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.02% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

Structured Broad Market Fund

The following table summarizes the market value of the fund’s investments as of March 31, 2014, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	548,830	—	—
Temporary Cash Investments	2,303	400	—
Futures Contracts—Assets[1]	21	—	—
Total	551,154	400	—
1 Represents variation margin on the last day of the reporting period.

D. At March 31, 2014, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

				($000)
			Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
S&P 500 Index	June 2014	5	2,331	17
E-mini S&P 500 Index	June 2014	5	466	2
				19

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year.

At March 31, 2014, the cost of investment securities for tax purposes was $415,263,000. Net unrealized appreciation of investment securities for tax purposes was $136,270,000, consisting of unrealized gains of $138,235,000 on securities that had risen in value since their purchase and $1,965,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the six months ended March 31, 2014, the fund purchased $164,230,000 of investment securities and sold $160,636,000 of investment securities, other than temporary cash investments.

Structured Broad Market Fund

G. Capital share transactions for each class of shares were:

	Six Months Ended			Year Ended
	March 31, 2014		September 30, 2013
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Institutional Shares
Issued	6,144	180	5,285	201
Issued in Lieu of Cash Distributions	536	16	156	6
Redeemed	—	—	—	—
Net Increase (Decrease)—Institutional Shares	6,680	196	5,441	207
Institutional Plus Shares
Issued	7,201	110	74,668	1,229
Issued in Lieu of Cash Distributions	20,486	310	2,609	49
Redeemed	(6,993)	(103)	(69,336)	(1,141)
Net Increase (Decrease)—Institutional Plus Shares	20,694	317	7,941	137

At March 31, 2014, one shareholder was the record or beneficial owner of 96% of the fund’s net assets. If the shareholder were to redeem its investment in the fund, the redemption might result in an increase in the fund’s expense ratio, cause the fund to incur higher transaction costs, or lead to the realization of taxable capital gains.

H. Management has determined that no material events or transactions occurred subsequent to March 31, 2014, that would require recognition or disclosure in these financial statements.

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

Six Months Ended March 31, 2014
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
	9/30/2013	3/31/2014	Period
Based on Actual Fund Return
Structured Large-Cap Equity Fund
Institutional Shares	$1,000.00	$1,141.38	$1.28
Institutional Plus Shares	1,000.00	1,141.66	0.91
Structured Broad Market Fund
Institutional Shares	$1,000.00	$1,150.91	$1.29
Institutional Plus Shares	1,000.00	1,151.00	0.91
Based on Hypothetical 5% Yearly Return
Structured Large-Cap Equity Fund
Institutional Shares	$1,000.00	$1,023.73	$1.21
Institutional Plus Shares	1,000.00	1,024.08	0.86
Structured Broad Market Fund
Institutional Shares	$1,000.00	$1,023.73	$1.21
Institutional Plus Shares	1,000.00	1,024.08	0.86

The calculations are based on expenses incurred in the most recent six-month period. The funds’ annualized six-month expense ratios for that period are: for the Structured Large-Cap Equity Fund, 0.24% for Institutional Shares and 0.17% for Institutional Plus Shares; for the Structured Broad Market Fund, 0.24% for Institutional Shares and 0.17% for Institutional Plus Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

Trustees Approve Advisory Arrangement

The board of trustees of Vanguard Structured Large-Cap Equity and Structured Broad Market Funds has renewed the funds’ investment advisory arrangement with The Vanguard Group, Inc. (Vanguard). Vanguard—through its Equity Investment Group—serves as investment advisor to the funds. The board determined that continuing the funds’ internalized management structure was in the best interests of the funds and their shareholders.

The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangement. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services

The board considered the quality of each fund’s investment management services over both the short and long term, and took into account the organizational depth and stability of the advisor. The board noted that Vanguard has been managing investments for more than three decades. The Equity Investment Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth.

The board concluded that Vanguard’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangement.

Investment performance

The board considered the performance of the funds since their inceptions, including any periods of outperformance or underperformance relative to a benchmark index and peer group. The board concluded that the performance was such that the advisory arrangement should continue. Information about each fund’s most recent performance can be found in the Performance Summary pages of this report.

Cost

The board concluded that the funds’ expense ratios were well below the average expense ratios charged by funds in their respective peer groups and that the funds’ advisory fee rates were also well below their peer-group averages. Information about the funds’ expenses appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements sections.

The board does not conduct a profitability analysis of Vanguard, because of Vanguard’s unique “at-cost” structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees, and produces “profits” only in the form of reduced expenses for fund shareholders.

The benefit of economies of scale

The board concluded that the funds’ at-cost arrangement with Vanguard ensures that the funds will realize economies of scale as they grow, with the cost to shareholders declining as fund assets increase.

The board will consider whether to renew the advisory arrangement again after a one-year period.

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Foreign Holdings. The percentage of a fund represented by securities or depositary receipts of companies based outside the United States.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 179 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

InterestedTrustee[1]	and Delphi Automotive LLP (automotive components);
Senior Advisor at New Mountain Capital.
F. William McNabb III
Born 1957. Trustee Since July 2009. Chairman of the	Amy Gutmann
Board. Principal Occupation(s) During the Past Five	Born 1949. Trustee Since June 2006. Principal
Years: Chairman of the Board of The Vanguard Group,	Occupation(s) During the Past Five Years: President of
Inc., and of each of the investment companies served	the University of Pennsylvania; Christopher H. Browne
by The Vanguard Group, since January 2010; Director	Distinguished Professor of Political Science, School of
of The Vanguard Group since 2008; Chief Executive	Arts and Sciences, and Professor of Communication,
Officer and President of The Vanguard Group, and of	Annenberg School for Communication, with secondary
each of the investment companies served by The	faculty appointments in the Department of Philosophy,
Vanguard Group, since 2008; Director of Vanguard	School of Arts and Sciences, and at the Graduate
Marketing Corporation; Managing Director of The	School of Education, University of Pennsylvania;
Vanguard Group (1995–2008).	Trustee of the National Constitution Center; Chair
of the Presidential Commission for the Study of
Bioethical Issues.
IndependentTrustees
JoAnn Heffernan Heisen
Emerson U. Fullwood	Born 1950. Trustee Since July 1998. Principal
Born 1948. Trustee Since January 2008. Principal	Occupation(s) During the Past Five Years: Corporate
Occupation(s) During the Past Five Years: Executive	Vice President and Chief Global Diversity Officer
Chief Staff and Marketing Officer for North America	(retired 2008) and Member of the Executive
and Corporate Vice President (retired 2008) of Xerox	Committee (1997–2008) of Johnson & Johnson
Corporation (document management products and	(pharmaceuticals/medical devices/consumer
services); Executive in Residence and 2009–2010	products); Director of Skytop Lodge Corporation
Distinguished Minett Professor at the Rochester	(hotels), the University Medical Center at Princeton,
Institute of Technology; Director of SPX Corporation	the Robert Wood Johnson Foundation, and the Center
(multi-industry manufacturing), the United Way of	for Talent Innovation; Member of the Advisory Board
Rochester, Amerigroup Corporation (managed health	of the Maxwell School of Citizenship and Public Affairs
care), the University of Rochester Medical Center,	at Syracuse University.
Monroe Community College Foundation, and North
Carolina A&T University.	F. Joseph Loughrey
Born 1949. Trustee Since October 2009. Principal
Rajiv L. Gupta	Occupation(s) During the Past Five Years: President
Born 1945. Trustee Since December 2001.[2]	and Chief Operating Officer (retired 2009) of Cummins
Principal Occupation(s) During the Past Five Years:	Inc. (industrial machinery); Chairman of the Board
Chairman and Chief Executive Officer (retired 2009)	of Hillenbrand, Inc. (specialized consumer services),
and President (2006–2008) of Rohm and Haas Co.	and of Oxfam America; Director of SKF AB (industrial
(chemicals); Director of Tyco International, Ltd.	machinery), Hyster-Yale Materials Handling, Inc.
(diversified manufacturing and services), Hewlett-	(forklift trucks), the Lumina Foundation for Education,
Packard Co. (electronic computer manufacturing),

and the V Foundation for Cancer Research; Member	Executive Officers
of the Advisory Council for the College of Arts and
Letters and of the Advisory Board to the Kellogg	Glenn Booraem
Institute for International Studies, both at the	Born 1967. Controller Since July 2010. Principal
University of Notre Dame.	Occupation(s) During the Past Five Years: Principal
of The Vanguard Group, Inc.; Controller of each of
Mark Loughridge	the investment companies served by The Vanguard
Born 1953. Trustee Since March 2012. Principal	Group; Assistant Controller of each of the investment
Occupation(s) During the Past Five Years: Senior Vice	companies served by The Vanguard Group (2001–2010).
President and Chief Financial Officer (retired 2013)
at IBM (information technology services); Fiduciary	Thomas J. Higgins
Member of IBM’s Retirement Plan Committee (2004–	Born 1957. Chief Financial Officer Since September
2013); Member of the Council on Chicago Booth.	2008. Principal Occupation(s) During the Past Five
Years: Principal of The Vanguard Group, Inc.; Chief
Scott C. Malpass	Financial Officer of each of the investment companies
Born 1962. Trustee Since March 2012. Principal	served by The Vanguard Group; Treasurer of each of
Occupation(s) During the Past Five Years: Chief	the investment companies served by The Vanguard
Investment Officer and Vice President at the University	Group (1998–2008).
of Notre Dame; Assistant Professor of Finance at the
Mendoza College of Business at Notre Dame; Member	Kathryn J. Hyatt
of the Notre Dame 403(b) Investment Committee;	Born 1955. Treasurer Since November 2008. Principal
Board Member of TIFF Advisory Services, Inc.	Occupation(s) During the Past Five Years: Principal of
(investment advisor); Member of the Investment	The Vanguard Group, Inc.; Treasurer of each of the
Advisory Committees of the Financial Industry	investment companies served by The Vanguard
Regulatory Authority (FINRA) and of Major League	Group; Assistant Treasurer of each of the investment
Baseball.	companies served by The Vanguard Group (1988–2008).

André F. Perold	Heidi Stam
Born 1952. Trustee Since December 2004. Principal	Born 1956. Secretary Since July 2005. Principal
Occupation(s) During the Past Five Years: George	Occupation(s) During the Past Five Years: Managing
Gund Professor of Finance and Banking, Emeritus	Director of The Vanguard Group, Inc.; General Counsel
at the Harvard Business School (retired 2011);	of The Vanguard Group; Secretary of The Vanguard
Chief Investment Officer and Managing Partner of	Group and of each of the investment companies
HighVista Strategies LLC (private investment firm);	served by The Vanguard Group; Director and Senior
Director of Rand Merchant Bank; Overseer of the	Vice President of Vanguard Marketing Corporation.
Museum of Fine Arts Boston.
Vanguard Senior ManagementTeam
Alfred M. Rankin, Jr.
Born 1941. Trustee Since January 1993. Principal	Mortimer J. Buckley	Chris D. McIsaac
Occupation(s) During the Past Five Years: Chairman,	Kathleen C. Gubanich	Michael S. Miller
President, and Chief Executive Officer of NACCO	Paul A. Heller	James M. Norris
Industries, Inc. (housewares/lignite), and of Hyster-	Martha G. King	Glenn W. Reed
Yale Materials Handling, Inc. (forklift trucks); Chairman	John T. Marcante
of the Board of University Hospitals of Cleveland.

Peter F. Volanakis	Chairman Emeritus and Senior Advisor
Born 1955. Trustee Since July 2009. Principal
Occupation(s) During the Past Five Years: President	John J. Brennan
and Chief Operating Officer (retired 2010) of Corning	Chairman, 1996–2009
Incorporated (communications equipment); Trustee of	Chief Executive Officer and President, 1996–2008
Colby-Sawyer College; Member of the Advisory Board
of the Norris Cotton Cancer Center and of the Advisory	Founder
Board of the Parthenon Group (strategy consulting).
John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447	CFA® is a trademark owned by CFA Institute.
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This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper, a
Thomson Reuters Company, or Morningstar, Inc., unless
otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2014 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q08702 052014

Item 2: Code of Ethics.

Not Applicable.

Item 3:

Not Applicable.

Item 4: Principal Accountant Fees and Services.

Not. Applicable.

Item 5: Audit Committee of Listed Registrants.

Not Applicable.

Item 6: Investments.

Not Applicable.

Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not Applicable.

Item 8: Portfolio Managers of Closed-End Management Investment Companies.

Not Applicable.

Item 9: Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not Applicable.

Item 10: Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11: Controls and Procedures.

     (a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

     (b) Internal Control Over Financial Reporting. There were no significant changes in Registrant’s Internal Control Over Financial Reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Exhibits.

(a) Certifications

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD QUANTITATIVE FUNDS

By:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: May 19, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD QUANTITATIVE FUNDS

By:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: May 19, 2014

VANGUARD QUANTITATIVE FUNDS

By:	/s/ THOMAS J. HIGGINS*
THOMAS J. HIGGINS
CHIEF FINANCIAL OFFICER

Date: May 19, 2014

* By: /s/ Heidi Stam

Heidi Stam, pursuant to a Power of Attorney filed on April 22, 2014 see file Number 2-17620, Incorporated by Reference.